     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

                             PRICING INFORMATION

           --------------------------------------------------------
                            CERTIFICATE GROUP ONE

           COLLATERALIZED BY LOAN GROUP ONE (FIXED-RATE COLLATERAL)

Certificate Group One Lead Manager:     Prudential Securities Incorporated
                      Co-Manager:       J.P. Morgan & Co.

Class:                           A-1             A-2          A-3          A-4          A-5
Approximate
Face Amount:              90,000,000      33,000,000   45,000,000   35,500,000   21,500,000

Coupon:               1M LIBOR + 10*           6.520        6.655        6.940        7.270

Price:                        100-00          100-00       100-00       100-00       100-00

Yield:                           N/A           6.472        6.652        6.975        7.339

Spread:                           10              45           50           68           94

Exp Avg Life
to Maturity:              [0.90] yrs      [2.03] yrs   [3.08] yrs   [5.00] yrs   [9.94] yrs

Exp Avg Life
to 10% Call:              [0.90] yrs      [2.03] yrs   [3.08] yrs   [5.00] yrs   [7.08] yrs

Exp 1st Prin Pmt:           07/15/97      [03/15/99]   [11/15/99]   [06/15/01]   [02/15/04]

Exp Mat:                  [03/15/99]      [11/15/99]   [06/15/01]   [02/15/04]   [11/15/12]

Exp Mat to 10% Call:      [03/15/99]      [11/15/99]   [06/15/01]   [02/15/04]   [08/15/04]

Stated Mat:               [05/15/10]      [11/15/11]   [07/15/16]   [12/15/23]   [10/15/28]

Expected
Rating:                  AAA/Aaa/AAA     AAA/Aaa/AAA  AAA/Aaa/AAA  AAA/Aaa/AAA  AAA/Aaa/AAA

Pricing Speed:              25 % HEP        25 % HEP     25 % HEP     25 % HEP     25 % HEP

Pricing Date:               06/23/97        06/23/97     06/23/97     06/23/97     06/23/97

Investor
Settle Date:                06/30/97        06/30/97     06/30/97     06/30/97     06/30/97


Pmt Delay:                    0 days         14 days      14 days      14 days      14 days

Cut-off Date:               06/01/97        06/01/97     06/01/97     06/01/97     06/01/97

Dated Date:                 06/27/97        06/01/97     06/01/97     06/01/97     06/01/97

Int Pmt:                  actual/360          30/360       30/360       30/360       30/360

Pmt Terms:                   Monthly         Monthly      Monthly      Monthly      Monthly

1st Int. Pmt Date:          07/15/97        07/15/97     07/15/97     07/15/97     07/15/97

Collateral Type:          Fixed-Rate      Fixed-Rate   Fixed-Rate   Fixed-Rate   Fixed-Rate

SMMEA
Eligibility:               non-SMMEA       non-SMMEA    non-SMMEA    non-SMMEA    non-SMMEA

--------------------------------------------------------------------------------

* The Pass-Through Rate on the Class A-1 Certificates will equal the lessor of:

       1)  One Month LIBOR +  10  bps
       2)  Group One Cap

Group One Cap:  A rate equal to the weighted average net coupon rate
                (i.e., the weighted average coupon less 0.646% for servicing fee, trustee fee and certificate insurer premium) for Loan Group One (fixed-rate collateral) for such Distribution Date.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

           --------------------------------------------------------
                            CERTIFICATE GROUP ONE
           COLLATERALIZED BY LOAN GROUP ONE (FIXED-RATE COLLATERAL)

Class:                       A-6
                      (NAS BOND)
Approximate
Face Amount:          25,000,000

Coupon:                    6.900

Price:                    100-00

Yield:                     6.945

Spread:                       61

Exp Avg Life
to Maturity:          [6.31] yrs

Exp Avg Life
to 10% call:          [5.96] yrs

Exp 1st Prin Pmt:     [07/15/00]

Exp Mat:              [09/15/12]

Exp Mat to 10% call:  [08/15/04]

Stated Mat:           [10/15/28]

Expected
Rating:              AAA/Aaa/AAA

Pricing Speed:          25 % HEP

Pricing Date:           06/23/97

Investor
Settle Date:            06/30/97

Pmt Delay:               14 days

Cut-off Date:           06/01/97


Dated Date:             06/01/97

Int Pmt:                  30/360

Pmt Terms:               Monthly

1st Int. Pmt Date:      07/15/97

Collateral Type:      Fixed-Rate

SMMEA
Eligibility:           non-SMMEA

--------------------------------------------------------------------------------

Certificate Group One
Principal Paydown:       1)  To the Class A-6 Certificateholders -- the Class
                             A-6 Principal Distribution Amount
                         2)  To the Class A-1 through A-5 Certificates, in
                             sequential order

Class A-6 Principal
Disbribution Amount:     The applicable Class A-6 Principal Percentage
                         multiplied by the Class A-6 Principal Pro Rata
                         Distribution Amount for such Payment Date.

                         THE CLASS A-6 PRINCIPAL PERCENTAGE
                         --------------------------------
                         July 1997 to June 2000 ==> 0%
                         July 2000 to June 2002 ==> 45%
                         July 2002 to June 2003 ==> 80%
                         July 2003 to June 2004 ==> 100%
                         July 2004 and after ==> 300%

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

         -----------------------------------------------------------
                            CERTIFICATE GROUP TWO
         COLLATERALIZED BY LOAN GROUP TWO (FLOATING-RATE COLLATERAL)

Certificate Group Two Lead Manager:   Prudential Securities Incorporated
                      Co-Manager:     Morgan Stanley, Dean Witter, Discover & Co.
                      Co-Manager:     Salomon Brothers Inc


Class:                          A-7

Approximate
Face Amount:              $350,000,000

Pass-Through Rate:        The least of:
                          1) 1M LIBOR + 24 bps

                          2) Group Two Cap (described below)
                             After the Cleanup Call, the least of:

                          1) 1M LIBOR + 2 x 24 bps

                          2) Group Two Cap

Price:                    Par

Yield:                    Variable

Spread:                   24

Index:                    1 Month LIBOR

Disc. Margin:             24

Life Cap:                 [15.199]%

Avg Life to Call:         [3.17] yrs

Avg Life to Maturity:     [3.38] yrs

Exp. 1st Prin Payment:    [07/15/97]

Exp Mat to Call:          [08/15/04]


Exp Mat:                  [09/15/27]

Expected
Rating:                   AAA/Aaa/AAA

Pricing Spd:              All "3/27" loans (including the prefunded "3/27"
                          loans) in Loan Group Two will use a pricing
                          prepayment assumption of [15]% CPR for the first
                          [30] months and [35]% CPR thereafter.  All other
                          loans in Loan Group Two will use a pricing
                          prepayment assumption of [28]% CPR.

Pricing Date:             06/23/97

Investor
Settle Date:              [06/30/97]

Pymt Delay:               0 days

Cut-off Date:             06/01/97

Stated Mat:               [10/15/28]

Dated Date:               [06/27/97]

Int Pymt:                 actual/360

Pymt Terms:               Monthly

1st Int. Pymt Date:       07/15/97

Principal Paydown:        All Loan Group Two principal is passed through to
                          Class A-7.

Eligibility:              non-SMMEA Eligible


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

                               SUMMARY OF TERMS

                          --------------------------

Title of Securities:     UCFC Loan Trust 1997-B, Home Equity Loan Pass-Through
                         Certificates (the "Trust") Class A-1, A-2, A-3, A-4,
                         A-5, A-6 ("Certificate Group One") and Class A-7
                         ("Certificate Group Two").

Depositor:               UCFC Acceptance Corporation.

Servicer:                United Companies Lending Corporation.

Originators:             The Home Equity Loans were, and any Subsequent Loans
                         will be, originated, either directly or through
                         correspondents or mortgage brokers, or purchased and
                         re-underwritten, by United Companies and certain
                         subsidiaries and affiliates thereof.

Trustee:                 Bankers Trust Company of California, N.A.

Aggregate
Certificate Balance:     Certificate Group One (Fixed-Rate Collaterl):        $[250,000,000]
                         Certificate Group Two (Floating-Rate Collateral):    $[350,000,000]

Securities Offered:      100% MBIA-guaranteed, pass-through certificates.

Offering:                Public shelf offering -- a prospectus and prospectus
                         supplement will be distributed after pricing.

Pricing Date:            June 23, 1997

Investor
Settlement Date:         June 30, 1997

Form of Certificates:    Book-Entry form, same-day funds through DTC, Euroclear
                         and CEDEL

Pass-Through Rate:       1-Month LIBOR + 10 bps on Class A-1 Certificates *
                         6.520% on Class A-2 Certificates
                         6.655% on Class A-3 Certificates
                         6.940% on Class A-4 Certificates
                         7.270% on Class A-5 Certificates
                         6.900% on Class A-6 Certificates
                         1-Month LIBOR + 24 bps on Class A-7 Certificates *

                         * Subject to the Cap for their respective Loan Groups.


Prepayment
Assumption:              For Class A-1 through A-6, 25% HEP (2.5% CPR in month 1
                         with monthly incremental increases of 2.5% CPR until
                         the speed reaches 25% CPR in month 10 based on loan
                         seasoning.) This means that seasoned loans will start
                         further up on the prepayment curve.

                         For Class A-7, all "3/27" loans (including the prefunded "3/27" loans) in Loan Group Two will use a pricing prepayment assumption of [15]% CPR for the first [30] months and [35]% CPR thereafter. All other loans in Loan Group Two will use a pricing prepayment assumption of [28]% CPR.

Distribution Date:       The 15th day of each month (or, if any such date is not
                         a business day, the first business day thereafter)
                         commencing in July 1997. The payment delay will be zero
                         days for the Class A-1 and Class A-7 Certificates and
                         14 days for the Class A-2, A-3, A-4, A-5 and A-6
                         Certificates.

Interest Accrual
Period: The initial interest accrual period on the Class A-1 and A-7 Certificates will be from June 27th until July
                         14th. In future periods, interest will accrue on the Class A-1 and A-7 Certificates at the applicable
                         Pass-Through Rate from the preceeding Distribution Date to and including the day prior to the current
                         Distribution Date.

                         Interest on the Class A-2 through A-7 Certificates will accrue from the first day of the preceeding month until the 30th day of the preceeding month.

Optional
Cleanup Call:            The Servicer will have the right to purchase all of the
                         Home Equity Loans in the Trust on any Remittance Date
                         when the aggregate Loan Balance of such Home Equity
                         Loans has declined to 10% or less of an amount equal to
                         the aggregate balances of the Home Equity Loans as of
                         the Cut-Off Date including the Subsequent Loans.



Certificate
Group Two Coupon
Step-Up: If the Servicer does not exercise its option to call the Certificate Group Two Certificates at the 10%
                         cleanup call date, then the coupon on the Class A-7
                         Certificates shall be raised to LIBOR + 2 x [24] bps subject to the Group Two Cap.


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                   PRELIMINARY
                             BACKGROUND INFORMATION

                             UCFC LOAN TRUST 1997-B

                             APPROXIMATE CLASS SIZES

                $90,000,000 Class A-1 FLOATING-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                  $33,000,000 Class A-2 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                  $45,000,000 Class A-3 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                  $35,500,000 Class A-4 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                  $21,500,000 Class A-5 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

                  $25,000,000 Class A-6 FIXED-RATE CERTIFICATES

                           Non-Accelerated Senior Bond
                              (non-SMMEA-eligible)

                $350,000,000 Class A-7 FLOATING-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 1997-B


The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the UCFC 1997-B transaction, and not by or as agent for UCFC Acceptance or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

       UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

                               PRICING INFORMATION

            --------------------------------------------------------
                              CERTIFICATE GROUP ONE
            COLLATERALIZED BY LOAN GROUP ONE (FIXED-RATE COLLATERAL)


Certificate Group One Lead Manager:     Prudential Securities Incorporated
                      Co-Manager:       J.P. Morgan & Co.

Class:                                 A-1             A-2             A-3             A-4              A-5
Approximate
Face Amount:                  90,000,000      33,000,000      45,000,000      35,500,000       21,500,000

Coupon:                  1M LIBOR + TBD*             TBD             TBD             TBD              TBD

Price:                               TBD             TBD             TBD             TBD              TBD

Yield:                               TBD             TBD             TBD             TBD              TBD

Spread:                              TBD             TBD             TBD             TBD              TBD

Exp Avg Life

to Maturity:                  [0.90] yrs      [2.03] yrs      [3.08] yrs      [5.00] yrs       [9.94] yrs

Exp Avg Life
to 10% Call:                  [0.90] yrs      [2.03] yrs      [3.08] yrs      [5.00] yrs       [7.08] yrs

Exp 1st Prin Pmt:               07/15/97      [03/15/99]       [11/15/99]     [06/15/01]       [02/15/04]

Exp Mat:                      [03/15/99]      [11/15/99]       [06/15/01]     [02/15/04]       [11/15/12]

Exp Mat to 10% Call:          [03/15/99]      [11/15/99]       [06/15/01]     [02/15/04]       [08/15/04]

Stated Mat:                   [05/15/10]      [11/15/11]       [07/15/16]     [12/15/23]       [10/15/28]

Expected

Rating:                      AAA/Aaa/AAA     AAA/Aaa/AAA     AAA/Aaa/AAA      AAA/Aaa/AAA     AAA/Aaa/AAA

Pricing Speed:                  25 % HEP        25 % HEP        25 % HEP         25 % HEP        25 % HEP

Pricing Date:                        TBD             TBD             TBD              TBD             TBD

Investor
Settle Date:                     06/30/97        06/30/97        06/30/97         06/30/97        06/30/97


Pmt Delay:                         0 days         14 days         14 days          14 days         14 days

Cut-off Date:                    06/01/97        06/01/97        06/01/97         06/01/97        06/01/97

Dated Date:                      06/27/97        06/01/97        06/01/97         06/01/97        06/01/97

Int Pmt:                       actual/360          30/360         30/360            30/360          30/360

Pmt Terms:                        Monthly         Monthly        Monthly           Monthly         Monthly

1st Int. Pmt Date:               07/15/97        07/15/97       07/15/97          07/15/97        07/15/97

Collateral Type:               Fixed-Rate      Fixed-Rate     Fixed-Rate        Fixed-Rate      Fixed-Rate

SMMEA
Eligibility:                   non-SMMEA        non-SMMEA      non-SMMEA         non-SMMEA       non-SMMEA

--------------------------------------------------------------------------------

* The Pass-Through Rate on the Class A-1 Certificates will equal the lessor of:

         1)  One Month LIBOR +  TBD  bps
         2)  Group One Cap

             Group One Cap: A rate equal to the weighted average net coupon rate (i.e., the weighted average coupon less 0.646% for servicing fee, trustee fee and certificate insurer premium) for Loan Group One (fixed-rate collateral) for such Distribution Date.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

           --------------------------------------------------------
                            CERTIFICATE GROUP ONE
           COLLATERALIZED BY LOAN GROUP ONE (FIXED-RATE COLLATERAL)

Class:                                  A-6
                                 (NAS BOND)

Approximate
Face Amount:                     25,000,000

Coupon:                                 TBD

Price:                                  TBD

Yield:                                  TBD

Spread:                                 TBD

Exp Avg Life
to Maturity:                     [6.11] yrs

Exp Avg Life
to 10% call:                     [5.96] yrs

Exp 1st Prin Pmt:                [07/15/00]

Exp Mat:                         [09/15/12]

Exp Mat to 10% call:             [08/15/04]

Stated Mat:                      [10/15/28]

Expected
Rating:                         AAA/Aaa/AAA

Pricing Speed:                     25 % HEP

Pricing Date:                           TBD

Investor
Settle Date:                       06/30/97

Pmt Delay:                          14 days

Cut-off Date:                      06/01/97

Dated Date:                        06/01/97


Int Pmt:                             30/360

Pmt Terms:                          Monthly

1st Int. Pmt Date:                 07/15/97

Collateral Type:                 Fixed-Rate

SMMEA
Eligibility:                      non-SMMEA

--------------------------------------------------------------------------------

Certificate Group One
Principal Paydown:       1)  To the Class A-6 Certificateholders -- the Class A-6 Principal Distribution Amount
                         2)  To the Class A-1 through A-5 Certificates, in sequential order

Class A-6 Principal
Disbribution Amount:          The applicable Class A-6 Principal Percentage multiplied by the Class A-6 Principal
                              Pro Rata Distribution Amount for such Payment Date.

                         THE CLASS A-6 PRINCIPAL PERCENTAGE
                         --------------------------------
                         July 1997 to June 2000 ==> 0%
                         July 2000 to June 2002 ==> 45%
                         July 2002 to June 2003 ==> 80%
                         July 2003 to June 2004 ==> 100%
                         July 2004 and after ==> 300%


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

           -----------------------------------------------------------
                              CERTIFICATE GROUP TWO
           COLLATERALIZED BY LOAN GROUP TWO (FLOATING-RATE COLLATERAL)

Certificate Group Two Lead Manager:   Prudential Securities Incorporated
                      Co-Manager:     Morgan Stanley, Dean Witter, Discover & Co.
                      Co-Manager:     Salomon Brothers Inc

Class:                          A-7

Approximate
Face Amount:                   $350,000,000

Pass-Through Rate:             The least of:
                                   1) 1M LIBOR +  TBD bps
                                   2) Group Two Cap (described below)
                               After the Cleanup Call, the least of:
                                   1) 1M LIBOR + 2 x TBD bps
                                   2) Group Two Cap

Price:                         Par

Yield:                         Variable

Spread:                        TBD

Index:                         1 Month LIBOR

Disc. Margin:                  TBD

Life Cap:                      [15.199]%

Avg Life to Call:              [3.17] yrs

Avg Life to Maturity:          [3.38] yrs

Exp. 1st Prin Payment:         [07/15/97]

Exp Mat to Call:               [08/15/04]

Exp Mat:                       [09/15/27]


Expected
Rating:                        AAA/Aaa/AAA

Pricing Spd:                   All "3/27" loans (including the prefunded "3/27" loans) in Loan Group Two will use a pricing prepayment assumption of [15]% CPR for the first [30] months and [35]% CPR thereafter.  All other loans in Loan Group Two will use a pricing prepayment assumption of [28]% CPR.

Pricing Date:                  TBD

Investor
Settle Date:                   [06/30/97]

Pymt Delay:                    0 days

Cut-off Date:                  06/01/97

Stated Mat:                    [10/15/28]

Dated Date:                    [06/27/97]

Int Pymt:                      actual/360

Pymt Terms:                    Monthly

1st Int. Pymt Date:            07/15/97

Principal Paydown:             All Loan Group Two principal is passed through to Class A-7.

Eligibility:                   non-SMMEA Eligible


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

       UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

Group Two Cap:

        Group Two Adjusted Net Coupon:
              Net Coupon - fees ([14.6] bps) - surety carveout ([50] bps)*

        The Group Two Cap on each Distribution Date will be the lesser of:
              (i)  Weighted Average Gross Life Cap:      16.345   %
                   Less Surety carveout                   0.500   % *
                   Less Servicing                         0.500   %

                   Less Fees                              0.146   %
                                                     ----------
                                                         15.199   %

             (ii) Weighted Average Adjusted Net Coupon on the Group Two loans for such Distribution Date.

* Carveout not applicable for the first [12] bond payments.

Basis Risk Shortfall Amount:      If, on any Distribution Date, the Pass-Through Rate for the Class A-7
                                  Certificates is based upon the Group Two Cap, the excess of (i) the amount of interest the Class A-7 Certificates would be entitled to receive on such
                                  Distribution Date at the then-applicable Class A-7 LIBOR Rate over (ii) the amount of interest such Class will receive on such Distribution Date at the Group
                                  Two Cap, together with the unpaid portion of any such excess from prior
                                  Distribution Dates (and interest accrued  thereon at the then-applicable Class
                                  A-7 LIBOR Rate) is  referred to as the Basis Risk Shortfall Amount.  Any Basis
                                  Risk Shortfall Amount will be carried forward to the next  Disbribution Date until paid from the sources of funds and  in the priority set forth in the
                                  Pooling and Servicing  Agreement.  The Servicer must pay the Basis Risk Shortfall
                                  Amount prior to exercising the 10% optional clean-up call.  The Basis Risk
                                  Shortfall Amount will not be insured by the  MBIA guarantee.

Monthly Group Two Cap Summary:
(calculated on 30/360 basis)

[to be revised]

       GROUP TWO
 DATE  CAP SUMMARY
------------------
07/97      9.731                   07/00      9.667
08/97      9.733                   08/00      9.718
09/97      9.735                   09/00      9.732
10/97      9.736                   10/00      9.747
11/97      9.738                   11/00      9.747
12/97      9.740                   12/00      9.748

01/98      9.786                   01/01      9.749
02/98      9.833                   02/01      9.749
03/98      9.849                   03/01      9.750
04/98      9.864                   04/01      9.751
05/98      9.903                   05/01      9.752
06/98      9.903                   06/01      9.752
07/98      9.417
08/98      9.416
09/98      9.416
10/98      9.416
11/98      9.442
12/98      9.442
01/99      9.441
02/99      9.441
03/99      9.440
04/99      9.440
05/99      9.440
06/99      9.508
07/99      9.507
08/99      9.506
09/99      9.505
10/99      9.504
11/99      9.504
12/99      9.560
01/00      9.560
02/00      9.560
03/00      9.560
04/00      9.561
05/00      9.562
06/00      9.563

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

       UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

                                SUMMARY OF TERMS

                           --------------------------

Title of Securities:     UCFC Loan Trust 1997-B, Home Equity Loan Pass-Through Certificates (the "Trust")
                         Class A-1, A-2, A-3, A-4, A-5, A-6 ("Certificate Group One") and
                         Class A-7 ("Certificate Group Two").

Depositor:               UCFC Acceptance Corporation.

Servicer:                United Companies Lending Corporation.

Originators:             The Home Equity Loans were, and any Subsequent Loans will be, originated, either directly or through correspondents or
                         mortgage brokers, or purchased and re-underwritten, by United
                         Companies and certain subsidiaries and affiliates thereof.

Trustee:                 Bankers Trust Company of California, N.A.

Aggregate
Certificate Balance:     Certificate Group One (Fixed-Rate Collaterl):        $[250,000,000]
                         Certificate Group Two (Floating-Rate Collateral):    $[350,000,000]

Securities Offered:      100% MBIA-guaranteed, pass-through certificates.

Offering:                Public shelf offering -- a prospectus and prospectus supplement will be distributed after pricing.

Pricing Date:            TBD

Investor
Settlement Date:         June 30, 1997

Form of Certificates:    Book-Entry form, same-day funds through DTC, Euroclear and CEDEL

Pass-Through Rate:       1-Month LIBOR + TBD bps on Class A-1 Certificates *
                         TBD   % on Class A-2 Certificates
                         TBD   % on Class A-3 Certificates
                         TBD   % on Class A-4 Certificates
                         TBD   % on Class A-5 Certificates
                         TBD   % on Class A-6 Certificates
                         1-Month LIBOR + TBD bps on Class A-7 Certificates *

                         * Subject to the Cap for their respective Loan Groups.

Prepayment
Assumption:              For Class A-1 through A-6, 25% HEP (2.5% CPR in month 1 with monthly incremental increases of 2.5% CPR until the speed
                         reaches 25% CPR in month 10 based on loan seasoning.) This means that seasoned loans will start further up on the prepayment curve.

                         For Class A-7, all "3/27" loans (including the prefunded "3/27"
                         loans) in Loan Group Two will use a pricing prepayment
                         assumption of [15]% CPR for the first [30] months and [35]% CPR thereafter. All other loans in Loan Group Two will use a pricing prepayment assumption of [28]% CPR.

Distribution Date:       The 15th day of each month (or, if any such date is not a
                         business day, the first business day thereafter) commencing in
                         July 1997. The payment delay will be zero days for the Class A-1 and Class A-7 Certificates and 14 days for the Class A-2, A-3,
                         A-4, A-5 and A-6 Certificates.

Interest Accrual
Period:                  The initial interest accrual period on the Class A-1 and A-7
                         Certificates will be from June 27th until July 14th. In future periods, interest will accrue on the Class A-1 and A-7
                         Certificates at the applicable Pass-Through Rate from the
                         preceeding Distribution Date to and including the day prior to the current Distribution Date.

                         Interest on the Class A-2 through A-7 Certificates will accrue from the first day of the preceeding month until the 30th day of the preceeding month.

Optional
Cleanup Call:            The Servicer will have the right to purchase all of the Home
                         Equity Loans in the Trust on any Remittance Date when the
                         aggregate Loan Balance of such Home Equity Loans has declined to
                         10% or less of an amount equal to the aggregate balances of the
                         Home Equity Loans as of the Cut-Off Date including the Subsequent
                         Loans.

Certificate Group
Two Coupon Step-Up:      If the Servicer does not exercise its option to call the
                         Certificate Group Two Certificates at the 10% cleanup call date, then the coupon on the Class A-7 Certificates shall be raised to
                         LIBOR + 2 x [TBD] bps subject to the Group Two Cap.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

Pre-Funding Account:     On the closing date, approximately $[53,000,000] and
                         $[97,000,000] will be deposited in pre-funding accounts for the purchase of additional fixed- and floating-rate mortgage loans, respectively. From the closing date until [September] 15, 1997, the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. Funds remaining in either of the pre-funding accounts that total less than $100,000 after this period will be distributed to investors in the related Class A-1 and Class A-7
                         Certificates as prepayments on [September] 15, 1997. If the funds remaining in either of the pre-funding accounts total greater than $100,000 after this period, the funds will be distributed on a pro-rata basis to the investors in the related Class A-1 through A-6 Certificates in the case of the fixed-rate prefunding account and to the investors in the Class A-7 Certificates in the case of the floating-rate prefunding account as a prepayment on
                         [September] 15, 1997. The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the Prospectus Supplement.

Certificate Insurer:     MBIA Insurance Corporation ("MBIA").  MBIA's claims-paying ability is rated "AAA" by Standard & Poor's, "Aaa" by Moody's
                         Investors Service and "AAA" by Fitch Investors Service, Inc.

Certificate Insurance
Policy:                  The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the
                         Certificates.

Credit Enhancement:      A combination of:

                         (i)    the Certificate Insurance Policy from MBIA;

                         (ii)   in the case of Certificate Group One, the use of Net
                                Excess Cashflow to create overcollateralization and in
                                the case of Certificate Group Two, the deposit of Excess
                                Interest into a Reserve Account; and

                         (iii)  cross collateralization between the two Certificate Groups.*

                         Note:  The initial deposit and required maintenance levels of overcollateralization (in the case of Certificate Group One) and the Reserve Account (in the case of Certificate
                                Group Two) will be sized by the surety provider.

                         *  Any excess interest for Loan Group One that is not required to make distributions to Certificate Group One will be available to replenish the amounts on deposit in the Reserve Account to the extent that such amounts are less than the required
                            amounts. Similarly, amounts on deposit in the Reserve Account will be available to make certain distributions to Certificate

                            Group One to the entent the Available Funds for Loan Group One are insufficient. However, amounts on deposit in the Reserve
                            Account will not be available to create overcollateralization in Loan Group One.

Servicing Fee:           50 basis points per annum.

ERISA Considerations:    [The Department of Labor has released a proposed relief for certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The proposed amended relief is subject to public comment for a forty-five day period which will expire on July 7,
                         1997. The amended relief, if approved in the form proposed, will be effective retroactively for transactions occurring on or after
                         January 1, 1992, provided that certain conditions are met. For transactions occurring during such comment period, it may be possible to rely upon the proposed relief. Each plan fiduciary should consult with counsel with respect to the use of
                         pre-funding in the transaction prior to investing in the
                         certificates.]

Taxation:                REMIC.

Legal Investment:        None of the Certificates will be SMMEA-eligible.

Certificates Ratings:    "AAA" by S&P, "Aaa" by Moody's, and "AAA" by Fitch for the Class
                         A-1, A-2, A-3, A-4, A-5, A-6 and A-7 Certificates.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $90,000,000.00                                                                  DATED DATE: 06/27/97
  CURRENT COUPON:  TBD                                    ucfc7bf                              FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $90,000,000.00            BOND A1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 06/30/97

                                       ASSUMED CONSTANT LIBOR-1M 5.6875


           PRICING SPEED

                  25.0%/     15.00%/     18.00%/     22.00%/     28.00%/     32.00%/     35.00%/
      PRICE      100 PPC     100 PPC    100 PPC      100 PPC     100 PPC     100 PPC     100 PPC
     99-28        25.201      21.042      22.373      24.033      26.313      27.715      28.715
     99-28+       23.423      19.785      20.949      22.401      24.396      25.622      26.497
     99-29        21.645      18.527      19.525      20.770      22.479      23.530      24.279
     99-29+       19.868      17.271      18.102      19.139      20.562      21.438      22.062
     99-30        18.091      16.014      16.679      17.508      18.646      19.346      19.845
     99-30+       16.314      14.758      15.256      15.877      16.731      17.255      17.629
     99-31        14.538      13.502      13.833      14.247      14.815      15.165      15.414
     99-31+       12.762      12.246      12.411      12.617      12.900      13.074      13.198

    100-00        10.987      10.991      10.989      10.988      10.986      10.984      10.983
    100-00+        9.212       9.735       9.568       9.359       9.072       8.895       8.769
    100-01         7.437       8.481       8.147       7.730       7.158       6.806       6.555
    100-01+        5.663       7.226       6.726       6.102       5.245       4.718       4.342
    100-02         3.889       5.972       5.305       4.474       3.332       2.630       2.129

First Payment      0.042       0.042       0.042       0.042       0.042       0.042       0.042
Average Life       0.897       1.291       1.132       0.982       0.830       0.758       0.714
Last Payment       1.708       2.542       2.208       1.875       1.542       1.375       1.292
Mod.Dur. @ 100-00  0.845       1.196       1.056       0.921       0.784       0.718       0.677



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $33,000,000.00                                                                  DATED DATE: 06/01/97
          COUPON:  TBD                                     ucfc7b                              FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $33,000,000.00                 BOND A2 BE-YIELD TABLE                     YIELD TABLE DATE: 06/30/97

                               PREPAYMENT SPEED

           PRICING SPEED

                  25.0%/     15.00%/     18.00%/     22.00%/     28.00%/     32.00%/     35.00%/
      PRICE      100 PPC     100 PPC    100 PPC      100 PPC     100 PPC     100 PPC     100 PPC
     99-24         6.597       6.598       6.597       6.597       6.597       6.597       6.596
     99-24+        6.589       6.592       6.591       6.590       6.588       6.586       6.585
     99-25         6.580       6.586       6.584       6.582       6.578       6.576       6.574
     99-25+        6.572       6.581       6.578       6.574       6.569       6.565       6.563
     99-26         6.563       6.575       6.572       6.567       6.560       6.555       6.552
     99-26+        6.555       6.570       6.565       6.559       6.550       6.545       6.541
     99-27         6.546       6.564       6.559       6.552       6.541       6.534       6.529
     99-27+        6.538       6.558       6.552       6.544       6.532       6.524       6.518

     99-28         6.529       6.553       6.546       6.536       6.523       6.514       6.507
     99-28+        6.521       6.547       6.539       6.529       6.513       6.503       6.496
     99-29         6.513       6.542       6.533       6.521       6.504       6.493       6.485
     99-29+        6.504       6.536       6.526       6.513       6.495       6.483       6.474
     99-30         6.496       6.530       6.520       6.506       6.486       6.472       6.463
     99-30+        6.487       6.525       6.513       6.498       6.476       6.462       6.451
     99-31         6.479       6.519       6.507       6.491       6.467       6.452       6.440
     99-31+        6.470       6.514       6.500       6.483       6.458       6.441       6.429

    100-00         6.462       6.508       6.494       6.476       6.449       6.431       6.418
    100-00+        6.454       6.502       6.487       6.468       6.439       6.421       6.407
    100-01         6.445       6.497       6.481       6.460       6.430       6.410       6.396
    100-01+        6.437       6.491       6.474       6.453       6.421       6.400       6.385
    100-02         6.428       6.486       6.468       6.445       6.412       6.390       6.374
    100-02+        6.420       6.480       6.461       6.438       6.402       6.379       6.362
    100-03         6.411       6.474       6.455       6.430       6.393       6.369       6.351
    100-03+        6.403       6.469       6.449       6.422       6.384       6.359       6.340

    100-04         6.395       6.463       6.442       6.415       6.375       6.348       6.329
    100-04+        6.386       6.458       6.436       6.407       6.365       6.338       6.318
    100-05         6.378       6.452       6.429       6.400       6.356       6.328       6.307
    100-05+        6.369       6.447       6.423       6.392       6.347       6.317       6.296
    100-06         6.361       6.441       6.416       6.384       6.338       6.307       6.285
    100-06+        6.353       6.435       6.410       6.377       6.328       6.297       6.274
    100-07         6.344       6.430       6.403       6.369       6.319       6.286       6.262
    100-07+        6.336       6.424       6.397       6.362       6.310       6.276       6.251


First Payment      1.708       2.542       2.208       1.875       1.542       1.375       1.292
Average Life       2.034       3.179       2.707       2.274       1.840       1.636       1.514
Last Payment       2.375       3.875       3.208       2.708       2.208       1.958       1.792
Mod.Dur. @ 100-00  1.845       2.779       2.402       2.047       1.680       1.504       1.397



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $45,000,000.00                                                                  DATED DATE: 06/01/97
          COUPON:  TBD                                     ucfc7b                              FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $45,000,000.00                 BOND A3 BE-YIELD TABLE                     YIELD TABLE DATE: 06/30/97

                               PREPAYMENT SPEED

           PRICING SPEED

                  25.0%/     15.00%/     18.00%/     22.00%/     28.00%/     32.00%/     35.00%/
      PRICE      100 PPC     100 PPC    100 PPC      100 PPC     100 PPC     100 PPC     100 PPC
     99-24         6.750       6.751       6.750       6.750       6.749       6.749       6.748
     99-24+        6.744       6.747       6.746       6.745       6.743       6.741       6.740
     99-25         6.738       6.743       6.742       6.740       6.736       6.734       6.733
     99-25+        6.732       6.740       6.737       6.734       6.730       6.727       6.725
     99-26         6.726       6.736       6.733       6.729       6.724       6.720       6.717
     99-26+        6.721       6.732       6.729       6.724       6.717       6.713       6.709
     99-27         6.715       6.728       6.724       6.719       6.711       6.705       6.701
     99-27+        6.709       6.725       6.720       6.714       6.704       6.698       6.693

     99-28         6.703       6.721       6.716       6.709       6.698       6.691       6.685
     99-28+        6.697       6.717       6.711       6.703       6.692       6.684       6.678
     99-29         6.692       6.713       6.707       6.698       6.685       6.676       6.670
     99-29+        6.686       6.710       6.703       6.693       6.679       6.669       6.662
     99-30         6.680       6.706       6.698       6.688       6.672       6.662       6.654
     99-30+        6.674       6.702       6.694       6.683       6.666       6.655       6.646
     99-31         6.669       6.698       6.690       6.678       6.660       6.647       6.638
     99-31+        6.663       6.695       6.685       6.672       6.653       6.640       6.630

    100-00         6.657       6.691       6.681       6.667       6.647       6.633       6.623
    100-00+        6.651       6.687       6.677       6.662       6.640       6.626       6.615
    100-01         6.645       6.683       6.672       6.657       6.634       6.619       6.607
    100-01+        6.640       6.680       6.668       6.652       6.628       6.611       6.599
    100-02         6.634       6.676       6.664       6.647       6.621       6.604       6.591
    100-02+        6.628       6.672       6.659       6.642       6.615       6.597       6.583
    100-03         6.622       6.668       6.655       6.636       6.608       6.590       6.576
    100-03+        6.617       6.665       6.651       6.631       6.602       6.582       6.568

    100-04         6.611       6.661       6.646       6.626       6.596       6.575       6.560
    100-04+        6.605       6.657       6.642       6.621       6.589       6.568       6.552
    100-05         6.599       6.653       6.637       6.616       6.583       6.561       6.544
    100-05+        6.594       6.650       6.633       6.611       6.576       6.554       6.536
    100-06         6.588       6.646       6.629       6.605       6.570       6.546       6.529
    100-06+        6.582       6.642       6.624       6.600       6.564       6.539       6.521
    100-07         6.576       6.638       6.620       6.595       6.557       6.532       6.513
    100-07+        6.570       6.635       6.616       6.590       6.551       6.525       6.505


First Payment      2.375       3.875       3.208       2.708       2.208       1.958       1.792
Average Life       3.078       5.066       4.256       3.495       2.750       2.408       2.201
Last Payment       3.958       6.625       5.458       4.458       3.458       2.958       2.708
Mod.Dur. @ 100-00  2.690       4.150       3.579       3.013       2.429       2.151       1.980



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $35,500,000.00                                                                  DATED DATE: 06/01/97
          COUPON:  TBD                                     ucfc7b                              FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $35,500,000.00                 BOND A4 BE-YIELD TABLE                     YIELD TABLE DATE: 06/30/97

                                PREPAYMENT SPEED

           PRICING SPEED

                  25.0%/     15.00%/     18.00%/     22.00%/     28.00%/     32.00%/     35.00%/
      PRICE      100 PPC     100 PPC    100 PPC      100 PPC     100 PPC     100 PPC     100 PPC
     99-24         7.036       7.038       7.038       7.037       7.036       7.035       7.034
     99-24+        7.032       7.036       7.035       7.033       7.031       7.030       7.029
     99-25         7.028       7.033       7.032       7.030       7.027       7.025       7.023
     99-25+        7.025       7.031       7.029       7.027       7.023       7.020       7.018
     99-26         7.021       7.028       7.026       7.023       7.018       7.015       7.013
     99-26+        7.017       7.026       7.024       7.020       7.014       7.010       7.007
     99-27         7.013       7.024       7.021       7.017       7.010       7.005       7.002
     99-27+        7.009       7.021       7.018       7.013       7.006       7.001       6.997

     99-28         7.006       7.019       7.015       7.010       7.001       6.996       6.991
     99-28+        7.002       7.016       7.013       7.007       6.997       6.991       6.986
     99-29         6.998       7.014       7.010       7.003       6.993       6.986       6.981
     99-29+        6.994       7.012       7.007       7.000       6.989       6.981       6.975
     99-30         6.990       7.009       7.004       6.996       6.984       6.976       6.970
     99-30+        6.986       7.007       7.002       6.993       6.980       6.971       6.965
     99-31         6.983       7.005       6.999       6.990       6.976       6.966       6.959
     99-31+        6.979       7.002       6.996       6.986       6.972       6.962       6.954

    100-00         6.975       7.000       6.993       6.983       6.967       6.957       6.948
    100-00+        6.971       6.997       6.991       6.980       6.963       6.952       6.943
    100-01         6.967       6.995       6.988       6.976       6.959       6.947       6.938
    100-01+        6.964       6.993       6.985       6.973       6.955       6.942       6.932
    100-02         6.960       6.990       6.982       6.970       6.950       6.937       6.927
    100-02+        6.956       6.988       6.979       6.966       6.946       6.932       6.922
    100-03         6.952       6.985       6.977       6.963       6.942       6.928       6.916
    100-03+        6.948       6.983       6.974       6.960       6.937       6.923       6.911

    100-04         6.945       6.981       6.971       6.956       6.933       6.918       6.906
    100-04+        6.941       6.978       6.968       6.953       6.929       6.913       6.900
    100-05         6.937       6.976       6.966       6.950       6.925       6.908       6.895
    100-05+        6.933       6.974       6.963       6.946       6.920       6.903       6.890
    100-06         6.929       6.971       6.960       6.943       6.916       6.898       6.884
    100-06+        6.925       6.969       6.957       6.939       6.912       6.893       6.879
    100-07         6.922       6.966       6.955       6.936       6.908       6.889       6.874
    100-07+        6.918       6.964       6.952       6.933       6.903       6.884       6.868


First Payment      3.958       6.625       5.458       4.458       3.458       2.958       2.708
Average Life       5.001       9.155       7.526       5.864       4.385       3.755       3.378
Last Payment       6.625      12.042      10.458       8.458       5.708       4.792       4.292
Mod.Dur. @ 100-00  4.073       6.512       5.628       4.635       3.647       3.190       2.907



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $21,500,000.00                                                                  DATED DATE: 06/01/97
          COUPON:  TBD                                     ucfc7b                              FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $21,500,000.00                 BOND A5 BE-YIELD TABLE                     YIELD TABLE DATE: 06/30/97

                               PREPAYMENT SPEED

                                              ****** TO MATURITY *****

           PRICING SPEED

                  25.0%/     15.00%/     18.00%/     22.00%/     28.00%/     32.00%/     35.00%/
      PRICE      100 PPC     100 PPC    100 PPC      100 PPC     100 PPC     100 PPC     100 PPC
     99-24         7.381       7.382       7.382       7.382       7.381       7.380       7.379
     99-24+        7.379       7.381       7.380       7.380       7.378       7.377       7.376
     99-25         7.377       7.379       7.378       7.377       7.376       7.374       7.372
     99-25+        7.374       7.377       7.376       7.375       7.373       7.371       7.369
     99-26         7.372       7.375       7.374       7.373       7.370       7.368       7.366
     99-26+        7.370       7.373       7.372       7.371       7.368       7.365       7.362
     99-27         7.367       7.372       7.371       7.369       7.365       7.362       7.359
     99-27+        7.365       7.370       7.369       7.367       7.363       7.359       7.355

     99-28         7.363       7.368       7.367       7.365       7.360       7.356       7.352
     99-28+        7.360       7.366       7.365       7.363       7.358       7.353       7.349
     99-29         7.358       7.364       7.363       7.361       7.355       7.350       7.345
     99-29+        7.356       7.363       7.361       7.358       7.353       7.347       7.342
     99-30         7.354       7.361       7.359       7.356       7.350       7.344       7.339
     99-30+        7.351       7.359       7.357       7.354       7.347       7.341       7.335
     99-31         7.349       7.357       7.355       7.352       7.345       7.338       7.332
     99-31+        7.347       7.355       7.353       7.350       7.342       7.335       7.329

    100-00         7.344       7.354       7.351       7.348       7.340       7.332       7.325
    100-00+        7.342       7.352       7.350       7.346       7.337       7.329       7.322
    100-01         7.340       7.350       7.348       7.344       7.335       7.326       7.319
    100-01+        7.338       7.348       7.346       7.342       7.332       7.323       7.315
    100-02         7.335       7.347       7.344       7.340       7.330       7.320       7.312
    100-02+        7.333       7.345       7.342       7.337       7.327       7.317       7.308
    100-03         7.331       7.343       7.340       7.335       7.324       7.314       7.305
    100-03+        7.328       7.341       7.338       7.333       7.322       7.311       7.302

    100-04         7.326       7.339       7.336       7.331       7.319       7.308       7.298
    100-04+        7.324       7.338       7.334       7.329       7.317       7.305       7.295
    100-05         7.321       7.336       7.332       7.327       7.314       7.302       7.292
    100-05+        7.319       7.334       7.331       7.325       7.312       7.299       7.288
    100-06         7.317       7.332       7.329       7.323       7.309       7.296       7.285
    100-06+        7.315       7.330       7.327       7.321       7.307       7.293       7.282

    100-07         7.312       7.329       7.325       7.319       7.304       7.291       7.278
    100-07+        7.310       7.327       7.323       7.316       7.301       7.288       7.275

First Payment      6.625      12.042      10.458       8.458       5.708       4.792       4.292
Average Life       9.940      14.770      13.194      11.310       8.604       7.034       6.025
Last Payment      15.375      21.708      19.292      17.042      14.042      12.708      11.625
Mod.Dur. @ 100-00  6.759       8.691       8.140       7.387       6.082       5.221       4.632



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $21,500,000.00                                                                  DATED DATE: 06/01/97
          COUPON:  TBD                                 ucfc7b                                  FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $21,500,000.00                 BOND A5 BE-YIELD TABLE                     YIELD TABLE DATE: 06/30/97

                               PREPAYMENT SPEED

                                                  ****** TO CALL *****

           PRICING SPEED

                  25.0%/     15.00%/     18.00%/     22.00%/     28.00%/     32.00%/     35.00%/
      PRICE      100 PPC     100 PPC    100 PPC      100 PPC     100 PPC     100 PPC     100 PPC
     99-22         7.392       7.391       7.391       7.391       7.392       7.392       7.393
     99-22+        7.389       7.388       7.388       7.389       7.389       7.389       7.389
     99-23         7.386       7.386       7.386       7.386       7.386       7.386       7.386
     99-23+        7.383       7.383       7.383       7.383       7.383       7.382       7.382
     99-24         7.380       7.381       7.381       7.380       7.380       7.379       7.378
     99-24+        7.377       7.379       7.378       7.377       7.376       7.376       7.375
     99-25         7.374       7.376       7.375       7.375       7.373       7.372       7.371
     99-25+        7.371       7.374       7.373       7.372       7.370       7.369       7.367

     99-26         7.368       7.371       7.370       7.369       7.367       7.365       7.364
     99-26+        7.365       7.369       7.368       7.366       7.364       7.362       7.360
     99-27         7.362       7.366       7.365       7.364       7.361       7.359       7.356
     99-27+        7.360       7.364       7.362       7.361       7.358       7.355       7.353
     99-28         7.357       7.361       7.360       7.358       7.355       7.352       7.349
     99-28+        7.354       7.359       7.357       7.355       7.352       7.349       7.346
     99-29         7.351       7.357       7.355       7.352       7.349       7.345       7.342
     99-29+        7.348       7.354       7.352       7.350       7.346       7.342       7.338

     99-30         7.345       7.352       7.350       7.347       7.343       7.338       7.335
     99-30+        7.342       7.349       7.347       7.344       7.339       7.335       7.331
     99-31         7.339       7.347       7.344       7.341       7.336       7.332       7.327
     99-31+        7.336       7.344       7.342       7.339       7.333       7.328       7.324
    100-00         7.333       7.342       7.339       7.336       7.330       7.325       7.320
    100-00+        7.330       7.340       7.337       7.333       7.327       7.322       7.316
    100-01         7.328       7.337       7.334       7.330       7.324       7.318       7.313
    100-01+        7.325       7.335       7.331       7.328       7.321       7.315       7.309

    100-02         7.322       7.332       7.329       7.325       7.318       7.311       7.305
    100-02+        7.319       7.330       7.326       7.322       7.315       7.308       7.302
    100-03         7.316       7.328       7.324       7.319       7.312       7.305       7.298
    100-03+        7.313       7.325       7.321       7.316       7.309       7.301       7.295
    100-04         7.310       7.323       7.319       7.314       7.306       7.298       7.291
    100-04+        7.307       7.320       7.316       7.311       7.303       7.295       7.287
    100-05         7.304       7.318       7.313       7.308       7.299       7.291       7.284

    100-05+        7.301       7.315       7.311       7.305       7.296       7.288       7.280

First Payment      6.625       9.042       8.292       7.542       5.708       4.792       4.292
Average Life       7.085       9.042       8.292       7.542       6.579       5.873       5.352
Last Payment       7.125       9.042       8.292       7.542       6.792       6.458       6.292
Mod.Dur. @  99-30  5.345       6.399       6.013       5.605       5.046       4.606       4.267



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $25,000,000.00                                                                  DATED DATE: 06/01/97
          COUPON:  TBD                                     ucfc7b                              FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $25,000,000.00                 BOND A6 BE-YIELD TABLE                     YIELD TABLE DATE: 06/30/97

                               PREPAYMENT SPEED

                                              ****** TO MATURITY *****

           PRICING SPEED

                  25.0%/     15.00%/     18.00%/     22.00%/     28.00%/     32.00%/     35.00%/
      PRICE      100 PPC     100 PPC    100 PPC      100 PPC     100 PPC     100 PPC     100 PPC
     99-24         6.976       6.976       6.976       6.976       6.976       6.976       6.975
     99-24+        6.973       6.973       6.973       6.973       6.972       6.972       6.972
     99-25         6.969       6.970       6.970       6.970       6.969       6.969       6.969
     99-25+        6.966       6.967       6.967       6.966       6.966       6.965       6.965
     99-26         6.963       6.964       6.964       6.963       6.963       6.962       6.962
     99-26+        6.960       6.962       6.961       6.960       6.959       6.959       6.958
     99-27         6.957       6.959       6.958       6.957       6.956       6.955       6.955
     99-27+        6.953       6.956       6.955       6.954       6.953       6.952       6.951

     99-28         6.950       6.953       6.952       6.951       6.949       6.949       6.948
     99-28+        6.947       6.950       6.949       6.948       6.946       6.945       6.945
     99-29         6.944       6.947       6.946       6.945       6.943       6.942       6.941
     99-29+        6.941       6.944       6.943       6.942       6.940       6.939       6.938
     99-30         6.937       6.941       6.940       6.939       6.936       6.935       6.934
     99-30+        6.934       6.938       6.937       6.935       6.933       6.932       6.931
     99-31         6.931       6.936       6.934       6.932       6.930       6.929       6.928
     99-31+        6.928       6.933       6.931       6.929       6.927       6.925       6.924

    100-00         6.925       6.930       6.928       6.926       6.923       6.922       6.921
    100-00+        6.922       6.927       6.925       6.923       6.920       6.919       6.917
    100-01         6.918       6.924       6.922       6.920       6.917       6.915       6.914
    100-01+        6.915       6.921       6.919       6.917       6.914       6.912       6.911
    100-02         6.912       6.918       6.916       6.914       6.910       6.908       6.907
    100-02+        6.909       6.915       6.913       6.911       6.907       6.905       6.904
    100-03         6.906       6.912       6.910       6.908       6.904       6.902       6.900
    100-03+        6.902       6.910       6.907       6.904       6.901       6.898       6.897

    100-04         6.899       6.907       6.904       6.901       6.897       6.895       6.893
    100-04+        6.896       6.904       6.901       6.898       6.894       6.892       6.890
    100-05         6.893       6.901       6.898       6.895       6.891       6.888       6.887
    100-05+        6.890       6.898       6.895       6.892       6.888       6.885       6.883
    100-06         6.887       6.895       6.892       6.889       6.884       6.882       6.880
    100-06+        6.883       6.892       6.889       6.886       6.881       6.878       6.876
    100-07         6.880       6.889       6.886       6.883       6.878       6.875       6.873

    100-07+        6.877       6.887       6.883       6.880       6.875       6.872       6.870

First Payment      3.042       3.042       3.042       3.042       3.042       3.042       3.042
Average Life       6.305       7.155       6.852       6.521       6.120       5.914       5.775
Last Payment      15.208      21.458      19.125      16.875      13.875      12.542      11.458
Mod.Dur. @ 100-00  4.885       5.381       5.208       5.014       4.772       4.642       4.553


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $25,000,000.00                                                                  DATED DATE: 06/01/97
          COUPON:  TBD                                     ucfc7b                              FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $25,000,000.00                 BOND A6 BE-YIELD TABLE                     YIELD TABLE DATE: 06/30/97

                               PREPAYMENT SPEED

                                                  ****** TO CALL *****

           PRICING SPEED

                  25.0%/     15.00%/     18.00%/     22.00%/     28.00%/     32.00%/     35.00%/
      PRICE      100 PPC     100 PPC    100 PPC      100 PPC     100 PPC     100 PPC     100 PPC
     99-24         6.976       6.976       6.976       6.976       6.975       6.975       6.975
     99-24+        6.972       6.973       6.973       6.972       6.972       6.972       6.972
     99-25         6.969       6.970       6.970       6.969       6.969       6.968       6.968
     99-25+        6.966       6.967       6.967       6.966       6.965       6.965       6.964
     99-26         6.962       6.964       6.964       6.963       6.962       6.961       6.961
     99-26+        6.959       6.961       6.961       6.960       6.958       6.957       6.957
     99-27         6.956       6.958       6.957       6.956       6.955       6.954       6.953
     99-27+        6.952       6.955       6.954       6.953       6.951       6.950       6.950

     99-28         6.949       6.952       6.951       6.950       6.948       6.947       6.946
     99-28+        6.946       6.949       6.948       6.947       6.945       6.943       6.942
     99-29         6.942       6.946       6.945       6.944       6.941       6.940       6.939
     99-29+        6.939       6.944       6.942       6.940       6.938       6.936       6.935
     99-30         6.936       6.941       6.939       6.937       6.934       6.933       6.932
     99-30+        6.932       6.938       6.936       6.934       6.931       6.929       6.928
     99-31         6.929       6.935       6.933       6.931       6.927       6.926       6.924
     99-31+        6.926       6.932       6.930       6.928       6.924       6.922       6.921

    100-00         6.922       6.929       6.927       6.924       6.921       6.918       6.917
    100-00+        6.919       6.926       6.924       6.921       6.917       6.915       6.913
    100-01         6.916       6.923       6.921       6.918       6.914       6.911       6.910
    100-01+        6.913       6.920       6.918       6.915       6.910       6.908       6.906
    100-02         6.909       6.917       6.915       6.912       6.907       6.904       6.903
    100-02+        6.906       6.914       6.912       6.908       6.904       6.901       6.899
    100-03         6.903       6.911       6.908       6.905       6.900       6.897       6.895
    100-03+        6.899       6.908       6.905       6.902       6.897       6.894       6.892

    100-04         6.896       6.905       6.902       6.899       6.893       6.890       6.888
    100-04+        6.893       6.902       6.899       6.896       6.890       6.887       6.884
    100-05         6.889       6.899       6.896       6.892       6.886       6.883       6.881
    100-05+        6.886       6.896       6.893       6.889       6.883       6.879       6.877
    100-06         6.883       6.893       6.890       6.886       6.880       6.876       6.874
    100-06+        6.879       6.891       6.887       6.883       6.876       6.872       6.870
    100-07         6.876       6.888       6.884       6.880       6.873       6.869       6.866

    100-07+        6.873       6.885       6.881       6.876       6.869       6.865       6.863

First Payment      3.042       3.042       3.042       3.042       3.042       3.042       3.042
Average Life       5.960       6.936       6.601       6.219       5.723       5.469       5.322
Last Payment       7.125       9.042       8.292       7.542       6.792       6.458       6.292
Mod.Dur. @ 100-00  4.692       5.276       5.080       4.851       4.543       4.380       4.284



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $350,000,000.00                                                                 DATED DATE: 06/27/97
  CURRENT COUPON:  TBD                                     ucfc7b                              FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $350,000,000.00           BOND A7 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 06/30/97

                        ASSUMED CONSTANT LIBOR-1M 5.6875

                              ****** TO CALL *****

           PRICING SPEED

                  25.0%/     25.00%/     25.00%/     25.00%/     25.00%/     25.00%/     25.00%/
     PRICE        100PPC      50PPC       75PPC     125PPC      150PPC      175PPC      200PPC
     99-24        33.902      30.609      32.309      35.439      36.993      38.561      40.197
     99-24+       33.345      30.258      31.851      34.785      36.242      37.712      39.245
     99-25        32.787      29.906      31.393      34.132      35.490      36.862      38.293
     99-25+       32.230      29.555      30.936      33.478      34.740      36.013      37.341
     99-26        31.672      29.204      30.478      32.824      33.989      35.164      36.390
     99-26+       31.115      28.853      30.021      32.171      33.238      34.315      35.439
     99-27        30.558      28.502      29.563      31.518      32.488      33.467      34.488
     99-27+       30.001      28.151      29.106      30.865      31.738      32.619      33.537

     99-28        29.445      27.800      28.649      30.212      30.988      31.770      32.587
     99-28+       28.888      27.450      28.192      29.559      30.238      30.923      31.637
     99-29        28.332      27.099      27.735      28.907      29.488      30.075      30.687
     99-29+       27.775      26.749      27.279      28.254      28.739      29.227      29.737
     99-30        27.219      26.398      26.822      27.602      27.989      28.380      28.788
     99-30+       26.663      26.048      26.365      26.950      27.240      27.533      27.839
     99-31        26.107      25.698      25.909      26.298      26.491      26.686      26.890
     99-31+       25.551      25.347      25.453      25.646      25.743      25.840      25.941

    100-00        24.996      24.997      24.996      24.995      24.994      24.993      24.993
    100-00+       24.440      24.647      24.540      24.343      24.246      24.147      24.044
    100-01        23.885      24.297      24.084      23.692      23.498      23.301      23.096
    100-01+       23.330      23.947      23.628      23.041      22.750      22.455      22.149
    100-02        22.774      23.598      23.173      22.390      22.002      21.610      21.201
    100-02+       22.219      23.248      22.717      21.739      21.254      20.765      20.254
    100-03        21.665      22.898      22.261      21.089      20.507      19.919      19.307
    100-03+       21.110      22.549      21.806      20.438      19.760      19.075      18.360

    100-04        20.555      22.200      21.351      19.788      19.013      18.230      17.414
    100-04+       20.001      21.850      20.896      19.138      18.266      17.385      16.467
    100-05        19.447      21.501      20.440      18.488      17.519      16.541      15.521
    100-05+       18.892      21.152      19.985      17.838      16.772      15.697      14.575
    100-06        18.338      20.803      19.530      17.188      16.026      14.853      13.630
    100-06+       17.784      20.454      19.076      16.539      15.280      14.009      12.685

    100-07        17.231      20.105      18.621      15.889      14.534      13.166      11.739
    100-07+       16.677      19.756      18.166      15.240      13.788      12.323      10.795

First Payment      0.042       0.042       0.042       0.042       0.042       0.042       0.042
Average Life       3.169       5.486       3.979       2.651       2.275       1.991       1.761
Last Payment       7.125      11.125       8.458       6.375       5.792       5.458       5.208
Mod.Dur. @ 100-00  2.701       4.287       3.290       2.303       2.005       1.773       1.582



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  UCFC7B

     -  Cut Off Date of Tape is  6/16/97

     -  FIXED-RATE COLLATERAL

     -     $196,383,262.77

     -  Mortgage Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   4,518

Aggregate Unpaid Principal Balance:               $196,383,262.77
Aggregate Original Principal Balance:             $196,667,810.61

Weighted Average Gross Coupon:                            11.868%
Gross Coupon Range:                             8.900% -  18.900%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $43,466.86
Average Original Principal Balance:                    $43,529.84

Maximum Unpaid Principal Balance:                     $425,229.57
Minimum Unpaid Principal Balance:                       $5,172.13

Maximum Original Principal Balance:                   $430,000.00
Minimum Original Principal Balance:                     $5,300.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         241.478
Stated Rem Term Range:                          48.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        257.270
Amortized Rem Term Range:                       47.998 -  360.092

Weighted Average Age :                                      1.053
Age Range:                                       0.000 -  178.000

Weighted Average Original Term:                           242.531
Original Term Range:                            48.000 -  360.000

Weighted Average Combined LTV:                             77.402
Combined LTV Range:                             9.600% - 100.000%

--------------------------------------------------------------------------------


    LARGEST ZIP CODE CONCENTRATION FOR FIX LOANS


ZIP           # OF LOANS                 BALANCE          %

06497            3                    712,361.48        0.36%



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

--------------------------------------------------------------------------------

                                                           Aggregate      Percent of
                                                            Unpaid        Aggregate
                               Number of  Percent of       Principal      Principal
     State                       Loans    Loan Count        Balance        Balance
Alabama                             43       0.95%          2,535,204.15      1.29
Arizona                             28       0.62%          1,216,108.01      0.62
Arkansas                           124       2.74%          5,319,856.69      2.71
California                          92       2.04%          5,223,962.86      2.66
Colorado                            19       0.42%            716,194.05      0.36
Connecticut                         31       0.69%          2,106,337.67      1.07
Delaware                             9       0.20%            435,633.87      0.22
Dist of Col                          4       0.09%            259,160.58      0.13
Florida                            426       9.43%         21,027,516.28     10.71
Georgia                            163       3.61%          7,809,575.62      3.98
Idaho                                7       0.15%            402,791.87      0.21
Illinois                            96       2.12%          3,825,861.86      1.95
Indiana                            208       4.60%          7,467,750.43      3.80
Iowa                                27       0.60%            929,481.67      0.47
Kentucky                            93       2.06%          3,296,277.96      1.68
Louisiana                          546      12.08%         21,002,577.44     10.69
Maine                               26       0.58%          1,054,538.94      0.54
Maryland                            54       1.20%          3,502,329.19      1.78
Massachsetts                        28       0.62%          1,120,230.03      0.57
Michigan                           290       6.42%          9,513,754.55      4.84
Minnesota                           11       0.24%            443,638.27      0.23
Mississippi                        307       6.80%         12,160,425.12      6.19
Missouri                            88       1.95%          3,587,076.24      1.83
Nebraska                            11       0.24%            240,395.14      0.12
Nevada                               5       0.11%            322,697.70      0.16
New Hampshire                       24       0.53%            887,934.65      0.45
New Jersey                          71       1.57%          5,759,642.75      2.93
New Mexico                          18       0.40%            813,503.47      0.41
New York                           183       4.05%          8,122,419.74      4.14
North Carolina                     251       5.56%         10,900,074.84      5.55
Ohio                               278       6.15%         11,875,774.65      6.05
Oklahoma                           125       2.77%          4,086,423.70      2.08
Oregon                               2       0.04%            112,646.61      0.06
Pennsylvania                       261       5.78%         10,598,669.89      5.40
Rhode Island                        11       0.24%            360,590.43      0.18
South Carolina                     150       3.32%          6,756,133.14      3.44
Tennessee                          202       4.47%         10,145,369.20      5.17
Texas                               14       0.31%          1,072,031.94      0.55

Utah                                12       0.27%            843,917.21      0.43
Vermont                             17       0.38%          1,549,165.92      0.79
Virginia                            48       1.06%          2,374,210.48      1.21
Washington                          11       0.24%            572,428.82      0.29
West Virginia                       49       1.08%          2,003,264.15      1.02
Wisconsin                           54       1.20%          1,917,776.84      0.98
Wyoming                              1       0.02%            111,908.15      0.06
-------------------------------------------------------------------------------------
Total...................         4,518      100.00%       196,383,262.77    100.00%
=====================================================================================



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

                        COMBINED LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------

                                                                                         Aggregate      Percent of
          Combined                                                                         Unpaid      Aggregate
        Loan-To-Value                                       Number of   Percent of       Principal      Principal
            Ratio                                             Loans     Loan Count        Balance        Balance
 5.000 Less than CLTV Less than or equal to 10.000               2        .04             37,400.00      0.02
10.000 Less than CLTV Less than or equal to 15.000              18        .40            214,394.45      0.11
15.000 Less than CLTV Less than or equal to 20.000              16        .35            298,066.34      0.15
20.000 Less than CLTV Less than or equal to 25.000              20        .44            445,312.14      0.23
25.000 Less than CLTV Less than or equal to 30.000              51       1.13          1,062,624.83      0.54
30.000 Less than CLTV Less than or equal to 35.000              54       1.20          1,374,753.58      0.70
35.000 Less than CLTV Less than or equal to 40.000              63       1.39          1,273,668.26      0.65
40.000 Less than CLTV Less than or equal to 45.000              90       1.99          2,336,385.86      1.19
45.000 Less than CLTV Less than or equal to 50.000             124       2.74          3,714,150.97      1.89
50.000 Less than CLTV Less than or equal to 55.000             144       3.19          5,047,397.76      2.57
55.000 Less than CLTV Less than or equal to 60.000             162       3.59          4,873,892.03      2.48
60.000 Less than CLTV Less than or equal to 65.000             227       5.02          8,011,948.16      4.08
65.000 Less than CLTV Less than or equal to 70.000             342       7.57         13,601,126.10      6.93
70.000 Less than CLTV Less than or equal to 75.000             508      11.24         22,404,407.14     11.41
75.000 Less than CLTV Less than or equal to 80.000            1112      24.61         58,207,064.56     29.64
80.000 Less than CLTV Less than or equal to 85.000             524      11.60         22,213,649.86     11.31
85.000 Less than CLTV Less than or equal to 90.000             505      11.18         27,428,143.24     13.97
90.000 Less than CLTV Less than or equal to 95.000             234       5.18         10,041,570.83      5.11
95.000 Less than CLTV Less than or equal to 100.000            322       7.13         13,797,306.66      7.03
--------------------------------------------------------------------------------------------------------------
Total...............................................         4,518     100.00%       196,383,262.77    100.00%
==============================================================================================================


                                     GROSS COUPON

                                                                                      Percentage of
                                                                                         Aggregate   Cut-Off Date
                                                              Number of                    Unpaid       Aggregate
                                                             Mortgage      Percent of    Principal     Principal
         Gross Coupon                                          Loans       Loan Count     Balance       Balance
 8.50% Less than Gross Cpn Less than or equal to  9.00%            5            .11       760,601.94       .39
 9.00% Less than Gross Cpn Less than or equal to  9.50%           10            .22       630,197.86       .32
 9.50% Less than Gross Cpn Less than or equal to 10.00%          178           3.94     7,396,149.87      3.77

10.00% Less than Gross Cpn Less than or equal to 10.50%          253           5.60    15,017,084.53      7.65
10.50% Less than Gross Cpn Less than or equal to 11.00%          492          10.89    26,290,495.89     13.39
11.00% Less than Gross Cpn Less than or equal to 11.50%          601          13.30    30,095,178.67     15.32
11.50% Less than Gross Cpn Less than or equal to 12.00%          793          17.55    36,099,903.81     18.38
12.00% Less than Gross Cpn Less than or equal to 12.50%          822          18.19    33,086,966.80     16.85
12.50% Less than Gross Cpn Less than or equal to 13.00%          452          10.00    17,574,061.42      8.95
13.00% Less than Gross Cpn Less than or equal to 13.50%          604          13.37    19,022,361.14      9.69
13.50% Less than Gross Cpn Less than or equal to 14.00%          126           2.79     5,070,088.45      2.58
14.00% Less than Gross Cpn Less than or equal to 14.50%          111           2.46     3,024,466.90      1.54
14.50% Less than Gross Cpn Less than or equal to 15.00%           24            .53       675,232.63       .34
15.00% Less than Gross Cpn Less than or equal to 15.50%           31            .69     1,173,987.53       .60
15.50% Less than Gross Cpn Less than or equal to 16.00%           15            .33       382,000.00       .19
18.50% Less than Gross Cpn Less than or equal to 19.00%            1            .02        84,485.33       .04
--------------------------------------------------------------------------------------------------------------
Total..................................................        4,518         100.00   196,383,262.77    100.00
==============================================================================================================



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

       Distribution of Outstanding Loan Balances as of the Cut-Off Date

--------------------------------------------------------------------------------

                                                                                   Aggregate Unpaid      % of Aggr
                                                                      Percent of    Loan Balance       Unpaid Loan
            Range of                                       Number of    Number         As of the        Balance as of
          Loan Balances                                      Loans     of Loans       Cut-Off Date     the Cut-Off Date
        0 Less than Balance Less than or equal to    50,000  3261        72.18        93,845,909.78        47.79
   50,000 Less than Balance Less than or equal to   100,000  1007        22.29        66,546,408.94        33.89
  100,000 Less than Balance Less than or equal to   150,000   179         3.96        21,307,853.60        10.85
  150,000 Less than Balance Less than or equal to   200,000    39          .86         6,487,408.67         3.30
  200,000 Less than Balance Less than or equal to   250,000    19          .42         4,210,799.60         2.14
  250,000 Less than Balance Less than or equal to   300,000     8          .18         2,227,862.37         1.13
  300,000 Less than Balance Less than or equal to   350,000     2          .04           615,910.73         0.31
  350,000 Less than Balance Less than or equal to   400,000     2          .04           715,879.51         0.36
  400,000 Less than Balance Less than or equal to   450,000     1          .02           425,229.57         0.22
----------------------------------------------------------------------------------------------------------------
Total.....................................................   4518      100.00%       196,383,262.77    100.00%
================================================================================================================

                       LIEN STATUS AND OWNER OCCUPANCY

--------------------------------------------------------------------------------

                                                         Aggregate        Percent of
                                                          Unpaid          Aggregate
                                Number of Percent of     Principal        Principal
                                  Loans   Loan Count      Balance          Balance
Owner Occupied, 1st Mtg           3,570      79.02    168,208,025.02         85.65
Non-Owner Occupied, 1st Mtg         398       8.81     13,801,388.07          7.03
Second Home, 1st Mtg                  5        .11        567,528.70          0.29
Owner Occupied, 2nd Mtg             532      11.78     12,839,332.51          6.54
Multiple Properties, 1st Mtgs        13        .29        966,988.47          0.49
-------------------------------------------------------------------------------------
Total..................           4,518     100.00%   196,383,262.77        100.00%
=====================================================================================

                                AGE IN MONTHS

--------------------------------------------------------------------------------


                                                                                     Aggregate       Percent of
                                                                                      Unpaid          Aggregate
                                                          Number of  Percent of     Principal        Principal
         Age                                                 Loans   Loan Count      Balance          Balance
  0 Less than Age Less than or equal to   6                  4,465      98.83    193,811,653.43         98.69
  6 Less than Age Less than or equal to  12                     16        .35        841,196.42           .43
 12 Less than Age Less than or equal to  18                      7        .15        432,924.08           .22
 18 Less than Age Less than or equal to  24                      9        .20        448,024.88           .23
 24 Less than Age Less than or equal to  30                      4        .09        275,946.59           .14
 30 Less than Age Less than or equal to  36                      6        .13        150,807.11           .08
 36 Less than Age Less than or equal to  42                      2        .04         99,159.05           .05
 42 Less than Age Less than or equal to  48                      1        .02         37,399.18           .02
 48 Less than Age Less than or equal to  54                      1        .02         34,111.25           .02
 54 Less than Age Less than or equal to  60                      1        .02         27,917.83           .01
 60 Less than Age Less than or equal to  66                      2        .04         40,421.07           .02
 72 Less than Age Less than or equal to  78                      1        .02         48,747.94           .02
132 Less than Age Less than or equal to 144                      1        .02         57,499.14           .03
156 Less than Age Less than or equal to 168                      1        .02         22,544.77           .01
168 Less than Age Less than or equal to 180                      1        .02         54,910.03           .03
--------------------------------------------------------------------------------------------------------------
Total....................                                    4,518     100.00%   196,383,262.77        100.00%
==============================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

                                PROPERTY TYPE

--------------------------------------------------------------------------------

                                                             Aggregate      Percent of
                                                              Unpaid        Aggregate
                                Number of  Percent of        Principal      Principal
                                  Loans    Loan Count        Balance        Balance
Deminimus PUD                         3        .07            212,900.00      0.11
Duplex                              179       3.96          6,934,069.94      3.53
Triplex                              20        .44          1,125,290.74      0.57
Fourplex or Quadplex                 17        .38          1,047,328.13      0.53
Rowhouse                            131       2.90          4,221,161.27      2.15
Modular Housing                      17        .38            893,437.10      0.45
Manufactured Housing                  6        .13            306,125.64      0.16
Manuf Hsg Perm/Land                 344       7.61         12,632,540.19      6.43
Semi Detached                        16        .35            589,600.28      0.30
PUD                                   7        .15            783,788.62      0.40
Townhouses                           30        .66          1,381,753.94      0.70
Condominiums                         85       1.88          3,777,858.12      1.92
Single Family Detached            3,663      81.08        162,477,408.80     82.73
-------------------------------------------------------------------------------------
Total...............              4,518     100.00%       196,383,262.77    100.00%
=====================================================================================

                                REMAINING TERM

--------------------------------------------------------------------------------

                                                                                      Aggregate        Percent of
                                                                                       Unpaid          Aggregate
                                                            Number of  Percent of     Principal        Principal
         Rem Term                                              Loan    Loan Count      Balance          Balance
 36 Less than Rem Term Less than or equal to  48                 3        .07         40,900.00           .02
 48 Less than Rem Term Less than or equal to  60               101       2.24      2,172,025.35          1.11
 60 Less than Rem Term Less than or equal to  72                 7        .15        109,598.15           .06
 72 Less than Rem Term Less than or equal to  84                43        .95        862,566.11           .44
 84 Less than Rem Term Less than or equal to  96                16        .35        284,220.18           .14
 96 Less than Rem Term Less than or equal to 108                 4        .09         88,099.29           .04
108 Less than Rem Term Less than or equal to 120               540      11.95     13,486,995.08          6.87
120 Less than Rem Term Less than or equal to 132                 4        .09        104,729.08           .05
132 Less than Rem Term Less than or equal to 144               119       2.63      3,370,515.09          1.72

144 Less than Rem Term Less than or equal to 156                10        .22        307,060.22           .16
156 Less than Rem Term Less than or equal to 168                 5        .11        233,189.21           .12
168 Less than Rem Term Less than or equal to 180             2,036      45.06     78,242,036.87         39.84
180 Less than Rem Term Less than or equal to 192                 1        .02         54,910.03           .03
192 Less than Rem Term Less than or equal to 204                 1        .02         37,399.18           .02
204 Less than Rem Term Less than or equal to 216                 1        .02         23,258.82           .01
216 Less than Rem Term Less than or equal to 228                 1        .02         57,499.14           .03
228 Less than Rem Term Less than or equal to 240               649      14.36     31,285,465.01         15.93
288 Less than Rem Term Less than or equal to 300                48       1.06      2,043,632.46          1.04
324 Less than Rem Term Less than or equal to 336                 2        .04        181,434.67           .09
336 Less than Rem Term Less than or equal to 348                 5        .11        506,578.74           .26
348 Less than Rem Term Less than or equal to 360               922      20.41     62,891,150.09         32.02
--------------------------------------------------------------------------------------------------------------
Total....................                                    4,518     100.00%   196,383,262.77        100.00%
==============================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

--------------------------------------------------------------------------------

     -  UCFC7B

     -  Cut Off Date of Tape is  6/16/97

     -  ARM
     -   $225,822,372.55

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   2,774

Aggregate Unpaid Principal Balance:               $225,822,372.55
Aggregate Original Principal Balance:             $226,013,490.71

--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                          10.346%
Gross Coupon Range:                             7.500% -  13.975%

Weighted Average Margin (Gross):                           5.121%
Gross Margin Range:                             3.490% -   9.990%

Weighted Average Life Cap (Gross):                        16.345%
Gross Life Cap Range:                          13.400% -  20.975%

Weighted Average Life Floor (Gross):                       8.977%
Gross Life Floor Range:                         4.625% -  12.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $81,406.77
Average Original Principal Balance:                    $81,475.66

Maximum Unpaid Principal Balance:                     $508,000.00
Minimum Unpaid Principal Balance:                       $7,962.23

Maximum Original Principal Balance:                   $508,000.00
Minimum Original Principal Balance:                     $8,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         351.400
Stated Rem Term Range:                          60.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        351.395
Amortized Rem Term Range:                       60.000 -  360.068

Weighted Average Age (First Pay thru Paid Thru):            1.444

Age Range:                                       0.000 -  184.000

Weighted Average Original Term:                           352.844
Original Term Range:                            60.000 -  360.000

Weighted Average Combined LTV:                             84.162
Combined LTV Range:                            15.600% - 100.000%

Weighted Average Periodic Interest Cap:                    1.003%
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Months to Interest Roll:                  29.133  * calculated from 6/97 to next rolldate
Months to Interest Roll Range:                           1 -   38

Weighted Average Interest Roll Frequency:                   6.019
Interest Frequency Range:                                6 -   12

Lien Status                                       100% First Lien

--------------------------------------------------------------------------------

                          LARGEST ZIP CODE CONCENTRATION FOR ARM LOANS

ZIP                  # OF LOANS     BALANCE          %

91301                    3        795,547.13        0.35%

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

--------------------------------------------------------------------------------

                                                           Aggregate        Percent of
                                                            Unpaid          Aggregate
                                 Number of  Percent of       Principal      Principal
     State                         Loans    Loan Count        Balance        Balance
Alabama                              7       0.25%            829,491.01      0.37
Arizona                             41       1.48%          3,973,982.43      1.76
Arkansas                            35       1.26%          2,662,094.76      1.18
California                         283      10.20%         45,695,289.64     20.24
Colorado                            76       2.74%          7,128,784.72      3.16
Connecticut                         22       0.79%          2,478,570.53      1.10
Delaware                             6       0.22%            418,176.79      0.19
Dist of Col                          4       0.14%            512,840.77      0.23
Florida                             64       2.31%          4,480,432.41      1.98
Georgia                             55       1.98%          3,530,836.21      1.56
Idaho                               24       0.87%          2,232,247.13      0.99
Illinois                           106       3.82%          7,045,548.18      3.12
Indiana                            187       6.74%         10,163,887.64      4.50
Iowa                                44       1.59%          2,443,062.43      1.08
Kentucky                            77       2.78%          5,133,926.32      2.27
Louisiana                          122       4.40%          7,937,429.02      3.51
Maine                               49       1.77%          3,345,659.91      1.48
Maryland                            10       0.36%          1,132,911.04      0.50
Massachsetts                        30       1.08%          3,034,603.15      1.34
Michigan                           197       7.10%         12,497,832.58      5.53
Minnesota                           20       0.72%          1,573,193.69      0.70
Mississippi                         79       2.85%          4,956,241.93      2.19
Missouri                            51       1.84%          3,154,862.78      1.40
Nebraska                            16       0.58%            682,284.74      0.30
Nevada                               5       0.18%            513,340.83      0.23
New Hampshire                       31       1.12%          2,785,687.95      1.23
New Jersey                          39       1.41%          4,836,541.26      2.14
New Mexico                          14       0.50%          1,468,047.90      0.65
New York                            93       3.35%          7,710,545.74      3.41
North Carolina                     129       4.65%          8,959,244.98      3.97
Ohio                               229       8.26%         13,257,768.58      5.87
Oklahoma                            52       1.87%          3,091,430.44      1.37
Oregon                              45       1.62%          5,518,211.21      2.44
Pennsylvania                       114       4.11%          7,421,060.76      3.29
Rhode Island                        15       0.54%          1,255,901.37      0.56
South Carolina                      35       1.26%          2,707,415.43      1.20
Tennessee                          130       4.69%          9,099,433.84      4.03
Texas                                7       0.25%            533,550.22      0.24

Utah                                29       1.05%          3,333,210.85      1.48
Vermont                              1       0.04%            199,737.77      0.09
Virginia                            43       1.55%          3,337,878.17      1.48
Washington                          47       1.69%          5,668,410.93      2.51
West Virginia                       28       1.01%          1,668,760.76      0.74
Wisconsin                           83       2.99%          5,412,003.75      2.40
-------------------------------------------------------------------------------------
Total...................         2,774      100.00%       225,822,372.55    100.00%
=====================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

                             LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------

                                                                                        Aggregate      Percent of
                                                                                         Unpaid        Aggregate
        Loan-To-Value                                       Number of  Percent of       Principal      Principal
            Ratio                                             Loans    Loan Count        Balance        Balance
15.000 Less than LTV Less than or equal to 20.000                3        .11             54,151.70      0.02
20.000 Less than LTV Less than or equal to 25.000                8        .29            253,803.49      0.11
25.000 Less than LTV Less than or equal to 30.000                6        .22            197,828.44      0.09
30.000 Less than LTV Less than or equal to 35.000               14        .50            496,199.56      0.22
35.000 Less than LTV Less than or equal to 40.000               14        .50            665,094.71      0.29
40.000 Less than LTV Less than or equal to 45.000               12        .43            397,701.50      0.18
45.000 Less than LTV Less than or equal to 50.000               28       1.01          1,227,004.99      0.54
50.000 Less than LTV Less than or equal to 55.000               43       1.55          2,353,947.57      1.04
55.000 Less than LTV Less than or equal to 60.000               48       1.73          2,827,037.22      1.25
60.000 Less than LTV Less than or equal to 65.000               85       3.06          5,646,482.44      2.50
65.000 Less than LTV Less than or equal to 70.000              101       3.64          6,942,171.82      3.07
70.000 Less than LTV Less than or equal to 75.000              145       5.23         12,270,825.34      5.43
75.000 Less than LTV Less than or equal to 80.000              318      11.46         26,823,647.89     11.88
80.000 Less than LTV Less than or equal to 85.000              487      17.56         47,042,187.77     20.83
85.000 Less than LTV Less than or equal to 90.000              722      26.03         65,270,664.46     28.90
90.000 Less than LTV Less than or equal to 95.000              369      13.30         27,567,647.16     12.21
95.000 Less than LTV Less than or equal to 100.000             371      13.37         25,785,976.49     11.42
--------------------------------------------------------------------------------------------------------------
Total....................                                    2,774     100.00%       225,822,372.55    100.00%
==============================================================================================================

                                     GROSS COUPON

                                                                                                     Percentage of
                                                                                          Aggregate   Cut-Off Date
                                                              Number of                    Unpaid       Aggregate
                                                              Mortgage      Percent of    Principal     Principal
         Gross Coupon                                           Loans       Loan Count     Balance       Balance
 7.00% Less than Gross Cpn Less than or equal to  7.50%            1            .04       199,851.57       .09
 7.50% Less than Gross Cpn Less than or equal to  8.00%           12            .43     1,757,691.10       .78
 8.00% Less than Gross Cpn Less than or equal to  8.50%           32           1.15     4,971,888.07      2.20
 8.50% Less than Gross Cpn Less than or equal to  9.00%           70           2.52     9,963,332.52      4.41
 9.00% Less than Gross Cpn Less than or equal to  9.50%          223           8.04    27,718,566.44     12.27
 9.50% Less than Gross Cpn Less than or equal to 10.00%          461          16.62    41,834,911.84     18.53

10.00% Less than Gross Cpn Less than or equal to 10.50%          542          19.54    43,841,599.24     19.41
10.50% Less than Gross Cpn Less than or equal to 11.00%          673          24.26    49,192,940.34     21.78
11.00% Less than Gross Cpn Less than or equal to 11.50%          652          23.50    39,651,444.90     17.56
11.50% Less than Gross Cpn Less than or equal to 12.00%           73           2.63     4,875,445.96      2.16
12.00% Less than Gross Cpn Less than or equal to 12.50%           32           1.15     1,691,248.06       .75
12.50% Less than Gross Cpn Less than or equal to 13.00%            2            .07        79,822.37       .04
13.50% Less than Gross Cpn Less than or equal to 14.00%            1            .04        43,630.14       .02
--------------------------------------------------------------------------------------------------------------
Total....................                                      2,774         100.00   225,822,372.55    100.00
==============================================================================================================

       Distribution of Outstanding Loan Balances as of the Cut-Off Date

--------------------------------------------------------------------------------

                                                                                   Aggregate Unpaid      % of Aggr
                                                                      Percent of    Loan Balance       Unpaid Loan
            Range of                                       Number of    Number         As of the        Balance as of
          Loan Balances                                      Loans     of Loans       Cut-Off Date     the Cut-Off Date
        0 Less than Balance Less than or equal to    50,000   851        30.68        31,857,817.30        14.11
   50,000 Less than Balance Less than or equal to   100,000  1233        44.45        85,950,988.85        38.06
  100,000 Less than Balance Less than or equal to   150,000   403        14.53        48,274,590.61        21.38
  150,000 Less than Balance Less than or equal to   200,000   160         5.77        27,526,140.35        12.19
  200,000 Less than Balance Less than or equal to   250,000    79         2.85        17,530,796.18         7.76
  250,000 Less than Balance Less than or equal to   300,000    27          .97         7,235,394.52         3.20
  300,000 Less than Balance Less than or equal to   350,000    14          .50         4,539,204.77         2.01
  350,000 Less than Balance Less than or equal to   400,000     5          .18         1,905,446.20         0.84
  450,000 Less than Balance Less than or equal to   500,000     1          .04           493,993.77         0.22
  500,000 Less than Balance Less than or equal to   550,000     1          .04           508,000.00         0.22
-----------------------------------------------------------------------------------------------------------------
Total....................                                    2774       100.00%      225,822,372.55       100.00%
=================================================================================================================

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

                       LIEN STATUS AND OWNER OCCUPANCY

--------------------------------------------------------------------------------

                                                         Aggregate        Percent of
                                                          Unpaid          Aggregate
                                Number of  Percent of     Principal        Principal
                                  Loans    Loan Count      Balance          Balance
Owner Occupied, 1st Mtg           2,710      97.69     222,809,885.76         98.67
Non-Owner Occupied, 1st Mtg          63       2.27       2,882,286.79          1.28
Multiple Properties, 1st Mtgs         1        .04         130,200.00          0.06
-------------------------------------------------------------------------------------
Total..................           2,774     100.00%    225,822,372.55        100.00%
=====================================================================================

                                AGE IN MONTHS

--------------------------------------------------------------------------------

                                                                                     Aggregate        Percent of
                                                                                      Unpaid          Aggregate
                                                           Number of  Percent of     Principal        Principal
         Age                                                 Loans    Loan Count      Balance          Balance
  0 Less than Age Less than or equal to   6                  2,724      98.20    222,634,483.78         98.59
  6 Less than Age Less than or equal to  12                     11        .40        665,222.79           .29
 12 Less than Age Less than or equal to  18                      5        .18        365,496.55           .16
 18 Less than Age Less than or equal to  24                      5        .18        203,108.69           .09
 24 Less than Age Less than or equal to  30                      3        .11        343,719.32           .15
 30 Less than Age Less than or equal to  36                      1        .04         48,797.98           .02
 42 Less than Age Less than or equal to  48                      3        .11        318,138.06           .14
 48 Less than Age Less than or equal to  54                      2        .07        117,801.74           .05
 54 Less than Age Less than or equal to  60                      1        .04        111,745.70           .05
 60 Less than Age Less than or equal to  66                      1        .04         57,999.48           .03
 66 Less than Age Less than or equal to  72                      1        .04         43,572.36           .02
 72 Less than Age Less than or equal to  78                      2        .07         96,390.18           .04
 78 Less than Age Less than or equal to  84                      2        .07        106,410.42           .05
 84 Less than Age Less than or equal to  90                      2        .07        148,543.94           .07
 90 Less than Age Less than or equal to  96                      1        .04         37,929.06           .02
 96 Less than Age Less than or equal to 102                      1        .04         52,275.00           .02
102 Less than Age Less than or equal to 108                      1        .04         49,466.32           .02
108 Less than Age Less than or equal to 114                      3        .11        170,932.10           .08
114 Less than Age Less than or equal to 120                      1        .04         68,240.84           .03

120 Less than Age Less than or equal to 126                      2        .07        117,414.02           .05
144 Less than Age Less than or equal to 156                      1        .04         30,384.38           .01
180 Less than Age Less than or equal to 192                      1        .04         34,299.84           .02
--------------------------------------------------------------------------------------------------------------
Total....................                                    2,774     100.00%   225,822,372.55        100.00%
==============================================================================================================



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

                                PROPERTY TYPE

--------------------------------------------------------------------------------

                                                           Aggregate      Percent of
                                                            Unpaid        Aggregate
                                Number of  Percent of       Principal      Principal
                                  Loans    Loan Count        Balance        Balance
Duplex                              114       4.11          7,992,676.23      3.54
Triplex                               9        .32          1,092,346.45      0.48
Fourplex or Quadplex                 12        .43            927,388.05      0.41
Rowhouse                             20        .72          1,059,749.53      0.47
Modular Housing                       6        .22            513,144.79      0.23
Manufactured Housing                  2        .07            116,200.00      0.05
Manuf Hsg Perm/Land                   2        .07            118,328.02      0.05
Semi Detached                        16        .58            892,043.51      0.40
Townhouses                           16        .58          1,376,340.19      0.61
Condominiums                         60       2.16          5,159,993.07      2.28
Single Family Detached            2,517      90.74        206,574,162.71     91.48
-------------------------------------------------------------------------------------
Total...............              2,774     100.00%       225,822,372.55    100.00%
=====================================================================================


                                REMAINING TERM

--------------------------------------------------------------------------------

                                                                                      Aggregate        Percent of
                                                                                       Unpaid          Aggregate
                                                            Number of  Percent of     Principal        Principal
         Rem Term                                              Loan    Loan Count      Balance          Balance
 48 Less than Rem Term Less than or equal to  60                 1        .04         17,300.00           .01
 72 Less than Rem Term Less than or equal to  84                 4        .14         78,800.00           .03
108 Less than Rem Term Less than or equal to 120                16        .58        453,667.59           .20
132 Less than Rem Term Less than or equal to 144                 1        .04         16,344.71           .01
144 Less than Rem Term Less than or equal to 156                 1        .04         14,118.29           .01
168 Less than Rem Term Less than or equal to 180               159       5.73      6,453,304.82          2.86
204 Less than Rem Term Less than or equal to 216                 2        .07         79,182.36           .04
216 Less than Rem Term Less than or equal to 228                 1        .04         46,844.47           .02
228 Less than Rem Term Less than or equal to 240                57       2.05      2,591,938.80          1.15
240 Less than Rem Term Less than or equal to 252                 4        .14        239,172.94           .11

252 Less than Rem Term Less than or equal to 264                 3        .11        139,670.38           .06
264 Less than Rem Term Less than or equal to 276                 3        .11        201,438.06           .09
276 Less than Rem Term Less than or equal to 288                 3        .11        149,906.48           .07
288 Less than Rem Term Less than or equal to 300                 4        .14        272,646.10           .12
300 Less than Rem Term Less than or equal to 312                 3        .11        229,547.44           .10
312 Less than Rem Term Less than or equal to 324                 3        .11        318,138.06           .14
324 Less than Rem Term Less than or equal to 336                 4        .14        411,041.69           .18
336 Less than Rem Term Less than or equal to 348                 9        .32        549,781.25           .24
348 Less than Rem Term Less than or equal to 360             2,496      89.98    213,559,529.11         94.57
--------------------------------------------------------------------------------------------------------------
Total....................                                    2,774     100.00%   225,822,372.55        100.00%
==============================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

                                 GROSS MARGIN

                                                                                                    Percentage of
                                                                                      Aggregate     Cut-Off Date
                                                            Number of                  Unpaid         Aggregate
                                                             Mortgage   Percent of    Principal       Principal
         Gross Margin                                         Loans     Loan Count     Balance         Balance
 3.25% Less than Margin Less than or equal to  3.50%               1     0.04         34,400.00         0.02
 3.50% Less than Margin Less than or equal to  3.75%              10     0.36        648,625.34         0.29
 3.75% Less than Margin Less than or equal to  4.00%             233     8.40     17,589,447.82         7.79
 4.00% Less than Margin Less than or equal to  4.25%              32     1.15      2,224,615.82         0.99
 4.25% Less than Margin Less than or equal to  4.50%             443    15.97     35,615,053.53        15.77
 4.50% Less than Margin Less than or equal to  4.75%             168     6.06     18,240,281.24         8.08
 4.75% Less than Margin Less than or equal to  5.00%             281    10.13     25,871,898.37        11.46
 5.00% Less than Margin Less than or equal to  5.25%             754    27.18     54,620,477.22        24.19
 5.25% Less than Margin Less than or equal to  5.50%             288    10.38     27,556,876.53        12.20
 5.50% Less than Margin Less than or equal to  5.75%             181     6.52     16,349,755.62         7.24
 5.75% Less than Margin Less than or equal to  6.00%             236     8.51     16,394,514.62         7.26
 6.00% Less than Margin Less than or equal to  6.25%              57     2.05      4,411,991.83         1.95
 6.25% Less than Margin Less than or equal to  6.50%              19     0.68      1,769,956.06         0.78
 6.50% Less than Margin Less than or equal to  6.75%              42     1.51      2,595,808.09         1.15
 6.75% Less than Margin Less than or equal to  7.00%              13     0.47        987,407.42         0.44
 7.00% Less than Margin Less than or equal to  7.25%               3     0.11        171,978.60         0.08
 7.25% Less than Margin Less than or equal to  7.50%               4     0.14        209,385.49         0.09
 7.50% Less than Margin Less than or equal to  7.75%               3     0.11        150,155.17         0.07
 7.75% Less than Margin Less than or equal to  8.00%               2     0.07        134,975.90         0.06
 8.25% Less than Margin Less than or equal to  8.50%               1     0.04         59,171.05         0.03
 8.75% Less than Margin Less than or equal to  9.00%               1     0.04         26,550.00         0.01
 9.50% Less than Margin Less than or equal to  9.75%               1     0.04         50,328.02         0.02
 9.75% Less than Margin Less than or equal to  10.00%              1     0.04        108,718.81         0.05
------------------------------------------------------------------------------------------------------------
Total....................                                      2,774   100.00    225,822,372.55       100.00
============================================================================================================

                             MAXIMUM LIFETIME COUPON RATE (LIFE CAP)

                                                                                              Percentage of
                                                                                 Aggregate     Cut-Off Date
                                                      Number of                   Unpaid        Aggregate
          Gross                                        Mortgage  Percent of      Principal      Principal
         Life Cap                                       Loans    Loan Count       Balance       Balance
13.000 LIFE CAP Less than or equal to 13.500               2       0.07         394,473.84        0.17

13.500 LIFE CAP Less than or equal to 14.000              12       0.43       1,757,691.10        0.78
14.000 LIFE CAP Less than or equal to 14.500              31       1.12       4,829,772.34        2.14
14.500 LIFE CAP Less than or equal to 15.000              70       2.52       9,963,332.52        4.41
15.000 LIFE CAP Less than or equal to 15.500             224       8.07      27,888,647.96       12.35
15.500 LIFE CAP Less than or equal to 16.000             461      16.62      41,727,009.88       18.48
16.000 LIFE CAP Less than or equal to 16.500             542      19.54      43,813,633.45       19.40
16.500 LIFE CAP Less than or equal to 17.000             671      24.19      48,889,628.18       21.65
17.000 LIFE CAP Less than or equal to 17.500             653      23.54      39,698,833.28       17.58
17.500 LIFE CAP Less than or equal to 18.000              72       2.60       4,930,646.84        2.18
18.000 LIFE CAP Less than or equal to 18.500              30       1.08       1,581,482.41        0.70
18.500 LIFE CAP Less than or equal to 19.000               4       0.14         224,259.81        0.10
19.000 LIFE CAP Less than or equal to 19.500               1       0.04          79,330.80        0.04
20.500 LIFE CAP Less than or equal to 21.000               1       0.04          43,630.14        0.02
--------------------------------------------------------------------------------------------------------
Total.................                                  2774     100.00    $225,822,372.55       100.00%
========================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     UCFC Loan Trust 1997-B - Home Equity Loan Pass-Through Certificates

                  MINIMUM LIFETIME COUPON RATES (LIFE FLOOR)

                                                                            Percentage of
                                                                              Aggregate     Cut-Off Date
                                                      Number of                Unpaid         Aggregate
            Gross                                     Mortgage   Percent of   Principal       Principal
          Life Floor                                   Loans    Loan Count    Balance         Balance
 8.500 Life Floor Less than or equal to 9.000           569      20.51      48,644,940.57       21.54
 4.500 Life Floor Less than or equal to 5.000              1       0.04        127,686.50        0.06
 5.000 Life Floor Less than or equal to 5.500              7       0.25      1,421,474.32        0.63
 6.000 Life Floor Less than or equal to 6.500              1       0.04        176,092.18        0.08
 6.500 Life Floor Less than or equal to 7.000             20       0.72      2,227,332.69        0.99
 7.000 Life Floor Less than or equal to 7.500            112       4.04     10,347,840.47        4.58
 7.500 Life Floor Less than or equal to 8.000            343      12.36     28,963,919.98       12.83
 8.000 Life Floor Less than or equal to 8.500            454      16.37     40,524,035.77       17.95
 9.000 Life Floor Less than or equal to 9.500            600      21.63     48,113,839.61       21.31
 9.500 Life Floor Less than or equal to 10.000           154       5.55     16,396,310.57        7.26
10.000 Life Floor Less than or equal to 10.500           135       4.87      8,941,796.34        3.96
10.500 Life Floor Less than or equal to 11.000           154       5.55      8,131,678.77        3.60
11.000 Life Floor Less than or equal to 11.500           164       5.91      8,604,595.20        3.81
11.500 Life Floor Less than or equal to 12.000            46       1.66      2,606,899.09        1.15
12.000 Life Floor Less than or equal to 12.500            13       0.47        581,430.49        0.26
12.500 Life Floor Less than or equal to 13.000             1       0.04         12,500.00        0.01
------------------------------------------------------------------------------------------------------
Total.................                                  2774     100.00   $225,822,372.55      100.00%
======================================================================================================

                                   NEXT  ROLLDATE

                                   Percentage
                                   of Cut-Off

                                             Aggregate        Date
     Next    Number of                         Unpaid       Aggregate
     Roll    Mortgage   Percent of            Principal     Principal
     Date      Loans    Loan Count             Balance       Balance
   07/01/97       2         .07                $76,051.44     00.03
   08/01/97       4         .14               $391,792.78     00.17
   09/01/97       6         .22               $657,208.93     00.29
   10/01/97       4         .14               $346,992.00     00.15
   11/01/97      12         .43             $1,131,537.70     00.50
   12/01/97     182        6.56            $12,262,152.66     05.43

   01/01/98     295       10.63            $16,126,206.85     07.14
   02/01/98      77        2.78             $4,963,000.00     02.20
   05/01/98      19         .68             $3,526,856.97     01.56
   06/01/98      31        1.12             $4,708,562.33     02.09
   07/01/98       2         .07               $202,900.00     00.09
   02/01/99       6         .22               $942,086.62     00.42
   03/01/99      10         .36             $1,751,268.26     00.78
   04/01/99      24         .87             $4,107,674.06     01.82
   05/01/99      45        1.62             $7,917,644.41     03.51
   06/01/99      71        2.56            $10,491,589.29     04.65
   07/01/99      13         .47             $1,975,750.00     00.87
   04/01/00       1         .04                $57,743.45     00.03
   05/01/00     249        8.98            $20,406,468.86     09.04
   06/01/00     812       29.27            $63,856,818.06     28.28
   07/01/00     727       26.21            $56,458,995.52     25.00
   08/01/00     182        6.56            $13,463,072.36     05.96
--------------------------------------------------------------------------
Total........ 2,774    100.00%            $225,822,372.55  100.00%
==========================================================================

                                   ARM TYPE

--------------------------------------------------------------------------------

                                                                                                    Current
       Loan Feature       # Loans % Pool   WAC    WAM     LTV   Margin      Lifecap   Lifefloor     Balance
ARM 6M LIBOR                 582   15.92  10.42 314.59   79.70   5.50       16.394     10.305       $35,954,942
ARM 1/29 6M LIBOR             52    3.74   8.81 358.81   86.32   5.20       14.808      8.808        $8,438,319
ARM 2/28 6M LIBOR            169   12.04   9.41 358.48   84.29   5.41       15.435      9.273       $27,186,013
ARM 3/27 6M LIBOR          1,968   67.98  10.58 358.32   85.10   4.97       16.577      8.622      $153,523,945
ARM 3/27 1YR CMT               3     .32  10.97 359.81   77.18   5.79       16.972      9.348          $719,153
-----------------------------------------------------------------------------------------------------------------------
Total.....                2,774   100.00% 10.35 351.40   84.16   5.12       16.345      8.977      $225,822,373
========================================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $45,000,000.00                                                                  DATED DATE: 06/01/97
          COUPON:  6.655%                                 ucfc7ba                              FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $45,000,000.00                 BOND A3 BE-YIELD TABLE                     YIELD TABLE DATE: 06/30/97

TO MATURITY

                                                      PREPAYMENT SPEED
           PRICING SPEED
                  25.0%/     15.00%/     20.00%/     25.00%/     30.00%/     35.00%/   FIX (HEP)
     PRICE      100 PPC     100 PPC      100 PPC    100 PPC      100 PPC      100PPC   ARM (CPR)
     99-24         6.745       6.746       6.745       6.745       6.744       6.743
     99-24+        6.739       6.742       6.740       6.739       6.737       6.735
     99-25         6.733       6.738       6.736       6.733       6.730       6.728
     99-25+        6.727       6.734       6.731       6.727       6.723       6.720
     99-26         6.721       6.731       6.726       6.721       6.717       6.712
     99-26+        6.716       6.727       6.721       6.716       6.710       6.704
     99-27         6.710       6.723       6.717       6.710       6.703       6.696
     99-27+        6.704       6.719       6.712       6.704       6.696       6.688

     99-28         6.698       6.716       6.707       6.698       6.689       6.680
     99-28+        6.692       6.712       6.702       6.692       6.682       6.673
     99-29         6.687       6.708       6.698       6.687       6.676       6.665
     99-29+        6.681       6.704       6.693       6.681       6.669       6.657
     99-30         6.675       6.701       6.688       6.675       6.662       6.649
     99-30+        6.669       6.697       6.683       6.669       6.655       6.641
     99-31         6.664       6.693       6.679       6.664       6.648       6.633
     99-31+        6.658       6.689       6.674       6.658       6.642       6.625

    100-00         6.652       6.686       6.669       6.652       6.635       6.618
    100-00+        6.646       6.682       6.664       6.646       6.628       6.610
    100-01         6.640       6.678       6.660       6.640       6.621       6.602
    100-01+        6.635       6.675       6.655       6.635       6.614       6.594
    100-02         6.629       6.671       6.650       6.629       6.608       6.586
    100-02+        6.623       6.667       6.645       6.623       6.601       6.578
    100-03         6.617       6.663       6.641       6.617       6.594       6.571
    100-03+        6.612       6.660       6.636       6.612       6.587       6.563

    100-04         6.606       6.656       6.631       6.606       6.580       6.555
    100-04+        6.600       6.652       6.626       6.600       6.573       6.547
    100-05         6.594       6.648       6.622       6.594       6.567       6.539
    100-05+        6.588       6.645       6.617       6.588       6.560       6.531
    100-06         6.583       6.641       6.612       6.583       6.553       6.524
    100-06+        6.577       6.637       6.607       6.577       6.546       6.516
    100-07         6.571       6.633       6.603       6.571       6.539       6.508
    100-07+        6.565       6.630       6.598       6.565       6.533       6.500


First Payment      2.375       3.875       2.958       2.375       2.042       1.792
Average Life       3.078       5.066       3.840       3.078       2.566       2.201
Last Payment       3.958       6.625       4.958       3.958       3.208       2.708
Mod.Dur. @ 100-00  2.690       4.150       3.273       2.690       2.281       1.981

 CURRENT BALANCE: $25,000,000.00                                                                  DATED DATE: 06/01/97
          COUPON:  6.900%                                 ucfc7ba                              FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $25,000,000.00                 BOND A6 BE-YIELD TABLE                     YIELD TABLE DATE: 06/30/97

TO MATURITY

                                                      PREPAYMENT SPEED
           PRICING SPEED
                  25.0%/     15.00%/     20.00%/     25.00%/     30.00%/     35.00%/   FIX (HEP)
     PRICE      100 PPC     100 PPC      100 PPC    100 PPC      100 PPC      100PPC   ARM (CPR)
     99-24         6.996       6.996       6.996       6.996       6.996       6.996
     99-24+        6.993       6.994       6.993       6.993       6.993       6.992
     99-25         6.990       6.991       6.990       6.990       6.989       6.989
     99-25+        6.987       6.988       6.987       6.987       6.986       6.986
     99-26         6.983       6.985       6.984       6.983       6.983       6.982
     99-26+        6.980       6.982       6.981       6.980       6.979       6.979
     99-27         6.977       6.979       6.978       6.977       6.976       6.975
     99-27+        6.974       6.976       6.975       6.974       6.973       6.972

     99-28         6.971       6.973       6.972       6.971       6.969       6.968
     99-28+        6.967       6.970       6.969       6.967       6.966       6.965
     99-29         6.964       6.968       6.966       6.964       6.963       6.962
     99-29+        6.961       6.965       6.963       6.961       6.960       6.958
     99-30         6.958       6.962       6.960       6.958       6.956       6.955
     99-30+        6.955       6.959       6.957       6.955       6.953       6.951
     99-31         6.951       6.956       6.954       6.951       6.950       6.948
     99-31+        6.948       6.953       6.951       6.948       6.946       6.945

    100-00         6.945       6.950       6.947       6.945       6.943       6.941
    100-00+        6.942       6.947       6.944       6.942       6.940       6.938
    100-01         6.939       6.944       6.941       6.939       6.936       6.934
    100-01+        6.936       6.941       6.938       6.936       6.933       6.931
    100-02         6.932       6.939       6.935       6.932       6.930       6.927
    100-02+        6.929       6.936       6.932       6.929       6.926       6.924
    100-03         6.926       6.933       6.929       6.926       6.923       6.921
    100-03+        6.923       6.930       6.926       6.923       6.920       6.917

    100-04         6.920       6.927       6.923       6.920       6.917       6.914
    100-04+        6.916       6.924       6.920       6.916       6.913       6.910
    100-05         6.913       6.921       6.917       6.913       6.910       6.907
    100-05+        6.910       6.918       6.914       6.910       6.907       6.904
    100-06         6.907       6.916       6.911       6.907       6.903       6.900
    100-06+        6.904       6.913       6.908       6.904       6.900       6.897
    100-07         6.901       6.910       6.905       6.901       6.897       6.893
    100-07+        6.897       6.907       6.902       6.897       6.894       6.890


First Payment      3.042       3.042       3.042       3.042       3.042       3.042
Average Life       6.305       7.155       6.679       6.305       6.014       5.775
Last Payment      15.208      21.458      18.042      15.208      13.042      11.458
Mod.Dur. @ 100-00  4.881       5.377       5.104       4.881       4.702       4.550

CURRENT BALANCE: $350,000,000.00                                                                 DATED DATE: 06/27/97
                                                          ucfc7ba                              FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 9
ORIGINAL BALANCE: $350,000,000.00           BOND A7 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 06/30/97

                                                 ASSUMED CONSTANT LIBOR-1M 5.6875

           PRICING SPEED
                  25.0%/  FIX (HEP)                          TO CALL
     PRICE      100 PPC   ARM (CPR)

     99-24        32.900
     99-24+       32.343
     99-25        31.785
     99-25+       31.228
     99-26        30.671
     99-26+       30.114
     99-27        29.557
     99-27+       29.000

     99-28        28.444
     99-28+       27.887
     99-29        27.331
     99-29+       26.775
     99-30        26.219
     99-30+       25.663
     99-31        25.107
     99-31+       24.551

    100-00        23.996
    100-00+       23.440
    100-01        22.885
    100-01+       22.330
    100-02        21.775
    100-02+       21.220
    100-03        20.665
    100-03+       20.111

    100-04        19.556
    100-04+       19.002
    100-05        18.448
    100-05+       17.894
    100-06        17.340
    100-06+       16.786
    100-07        16.232
    100-07+       15.679


First Payment      0.042

Average Life       3.169
Last Payment       7.125
Mod.Dur. @ 100-00  2.702

--------------------------------------------------------------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by United Companies Financial Corporation, with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise
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investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY.

The information contained in the attached computational materials is referred to
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